Wayne Hummer(R)
                               CorePortfolio Fund

                           photo of THOMAS J. ROWLAND

                             PHOTO OF: DAVID D. COX


ANNUAL FINANCIAL STATEMENTS
March 31, 2001

DEAR FELLOW SHAREHOLDER:
We are pleased to present our shareholder report for the Wayne Hummer CorePortfolio Fund (the "Fund") for the fiscal year ended March 31, 2001.

For the fiscal year, the net asset value of a Fund Share, with reinvested dividends, decreased 30.5%, which compared with a decrease of 21.7% for the S&P 500 Index (the "S&P 500"). Along with the performance results, we also display a listing of the holdings of the Fund, as well as a chart showing the allocation of the portfolio among the broad sectors of the economy.

The Fund's mandate is to invest in the largest companies in each economic sector of the S&P 500. Large capitalization stocks, and especially large capitalization growth stocks, have borne the brunt of the blow of the current bear market, and, subsequently, caused the Fund to underperform the S&P 500 over the past year. The Fund, however, was not alone in its negative performance. Morningstar's index of large cap mutual funds was down 21% over the past 12 months. It was even worse for the index of growth oriented large cap funds, which was down 36%.

We have witnessed a rapid deceleration in economic growth over the past six months. The jury is still out as to whether or not the current downturn will be officially logged as economic recession. Even if we manage to avert an economic recession, we are certainly in a corporate profits recession, especially in the technology and communications sectors. As a result, the technology-dominated NASDAQ Index has experienced a record decline of over 60% since it hit its peak in March of last year.

We are encouraged that in response to the economic slowdown, the Federal Reserve Board ("Fed") has cut interest rates four times already this year. Two of the cuts have occurred between regularly scheduled meetings, an indication that the Fed will be vigilant in protecting the economy from a possible recession. Although responses in the economy to monetary policy changes generally lag such changes by several months, we feel that an accommodative Fed will give some comfort to the consumer sector, a wild card that may or may not halt a further decline in economic activity. In addition, the fiscal stimulus of a major tax cut, if enacted, may be expected to enhance economic activity in the near term as well.

While the past year has certainly not been pleasant for many investors, we remain focused on the long-term picture. The underlying fundamentals of the U.S. economy include record budget surpluses, low inflation, declining interest rates, historically high employment rates and a healthy financial sector. These factors should allow the use of the monetary and fiscal tools discussed above to help reinvigorate the economy. We continue to believe the Fund's strategy of owning a portfolio of the largest companies in each of the major sectors of the S&P 500 will benefit shareholders over a long-term holding period.

As always, we appreciate your continued confidence, and are pleased to be part of your long-term investment planning.

Sincerely,



/s/ Thomas J. Rowland, CFA                   /s/ David D. Cox



Thomas J. Rowland, CFA                      David D. Cox, CFA
President                                   Portfolio Manager
Wayne Hummer Investment Trust


April 24, 2001





"Standard & Poor's(R)" and "S&P" 500(R)" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by Wayne Hummer Management Company. The Wayne Hummer CorePortfolio Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Wayne Hummer CorePortfolio Fund.

PERFORMANCE COMPARISON

WAYNE HUMMER COREPORTFOLIO FUND VS. S&P 500 INDEX

Growth of $10,000 initial investment from inception (August 2, 1999) through March 31, 2001.



                                   CorePortfolio
                       S&P 500              Fund

Aug 2 99              10000.00          10000.00

                       9955.21           9850.00

                       9682.28           9520.00

                      10295.00          10420.00

Nov-99                10504.30          10540.00

                      11122.90          11195.60

                      10564.10          10855.20

                      10364.40          10344.50

Mar-00                11378.10          11506.10

                      11035.80          10749.90

                      10809.30          10439.30

                      11075.80          10860.10

Jul-00                10902.60          10830.10

                      11579.80          11210.80

                      10968.40          10229.00

                      10922.00          10259.00

Nov-00                10061.00           9557.00

                      10111.00           9196.00

                      10469.00           9397.00

                       9515.00           8645.00

Mar-01                 8912.00           7993.00





                                                       SINCE INCEPTION DATE
  ANNUALIZED RETURNS FOR THE                              (AUGUST 2, 1999 -
  FOLLOWING PERIODS:                   1 YEAR               MARCH 31, 2001)
--------------------------------------------------------------------------------


  WAYNE HUMMER
  COREPORTFOLIO FUND
  (assuming 2% sales charge)             (31.92%)           (12.58%)
--------------------------------------------------------------------------------
  WAYNE HUMMER
  COREPORTFOLIO FUND
  (at net asset value)                   (30.53%)           (11.51%)
--------------------------------------------------------------------------------
  S&P 500 INDEX                          (21.67%)            (6.86%)



The graph compares an initial investment of $10,000 invested in the Wayne Hummer CorePortfolio Fund, adjusted for the maximum sales charge of 2%, with the S&P 500 Index. The S&P 500 is unmanaged and all returns include reinvestment of dividends and capital gain distributions. Past performance does not guarantee future results. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS
  ASSET ALLOCATION BY ECONOMIC SECTOR AS OF 3/31/01
  (% of net assets)
--------------------------------------------------------------------------------


  3.6%   UTILITIES
  6.8%   ENERGY
  5.9%   COMMUNICATION SERVICES
  8.4%   CONSUMER CYCLICALS
  8.7%   CAPITAL GOODS
 10.9%   CONSUMER STAPLES
  2.5%   BASIC MATERIALS
  0.7%   TRANSPORTATION
  2.0%   CASH AND OTHER
 20.2%   TECHNOLOGY
 16.8%   FINANCIALS
 13.5%   HEALTH CARE


  TOP 10 STOCK HOLDINGS AS OF 3/31/01 (% of net assets)
--------------------------------------------------------------------------------

 1. Microsoft Corporation (Technology)                                10.1%
 2. Citigroup Inc. (Financials)                                        7.6%
 3. General Electric Company (Capital Goods)                           6.7%
 4. American International Group, Inc. (Financials)                    6.3%
 5. Pfizer Inc. (Health Care)                                          6.3%
 6. Intel Corporation (Technology)                                     6.2%
 7. Wal-Mart Stores, Inc. (Consumer Cyclicals)                         5.0%
 8. Merck & Co., Inc. (Health Care)                                    4.3%
 9. Exxon Mobil Corporation (Energy)                                   4.2%
10. The Coca-Cola Company (Consumer Staples)                           4.1%


Portfolio holdings are subject to change and may not represent future portfolio composition.

PORTFOLIO CHANGES 4/2/01

As stated in the prospectus, the CorePortfolio Fund is rebalanced quarterly at the end of each quarter. Based on the March 31, 2001 market capitalization weightings of the Economic Sectors of the S&P 500 and of the individual stocks comprising the S&P 500, the following changes were made to the portfolio:

  ADDITIONS
--------------------------------------------------------------------------------
SECURITY                                   ECONOMIC SECTOR
AOL Time Warner Inc.                       Consumer Staples
AT&T Corporation                           Communication Services
Bank of America Corporation                Financials
IBM Corporation                            Technology

  DELETIONS
--------------------------------------------------------------------------------
SECURITY                                   ECONOMIC SECTOR
BellSouth Corporation                      Communication Services
The Procter and Gamble Company             Consumer Staples
Wells Fargo & Company                      Financials

FUND OVERVIEW

Established August 1, 1999, the investment objective of the Wayne Hummer CorePortfolio Fund (the "Fund") is to achieve long-term capital growth by investing in a passively-managed portfolio of large-cap stocks.

The Fund's prospectus contains detailed information about permissible investments.


SERVICES AVAILABLE TO SHAREHOLDERS

  SYSTEMATIC INVESTING
-------------------------------------------------------------------------------
Simplify your savings strategy by automating your investments. The following plans allow you to purchase additional shares of the Fund for as little as $100 per month.

SYSTEMATIC INVESTMENT PLAN
You can set up a monthly withdrawal from your checking or savings account and automatically purchase shares of the Fund.

PAYROLL DIRECT DEPOSIT PLAN
You may authorize your employer to deduct money from your payroll check and send it directly to the Fund.

SOCIAL SECURITY AND OTHER GOVERNMENT CHECKS

By giving instructions to the U.S. government, they can send your payments directly to your Fund account.

Of course, even with automatic investing, the Fund cannot assure a profit or protect you against a loss in a declining market. Also, you may have to recognize a capital gain or loss when you redeem shares.

  IRA OR RETIREMENT PLANS
--------------------------------------------------------------------------------
Shares of the Fund are a suitable addition to your IRA or pension plan. Contact your Investment Executive for complete details on the expanded options available for retirement planning, including the Roth IRA.

  INTERNET ADDRESS: WWW.WHUMMER.COM
--------------------------------------------------------------------------------
Those who enjoy using the computer to access information can view their account activity online. You can also find the prospectus and current prices for the Fund, along with daily market commentary and research information from Wayne Hummer Investments L.L.C.




CONTACT THE FUND OR YOUR INVESTMENT EXECUTIVE FOR MORE INFORMATION ON EACH OF THESE SERVICES.

STATEMENT OF ASSETS AND LIABILITIES

  YEAR ENDED                                                 MARCH 31, 2001
--------------------------------------------------------------------------------

  ASSETS
  Investments, at value
    Unaffiliated issuers (Cost: $26,032,492)                    $22,152,130
    Affiliated issuers (Cost: $434,952)                             434,952
--------------------------------------------------------------------------------
  Receivable for Fund Shares sold                                    14,998
--------------------------------------------------------------------------------
  Dividends receivable                                               25,798
--------------------------------------------------------------------------------
  Prepaid expenses                                                      552
--------------------------------------------------------------------------------
  Expenses reimbursable in excess of expense limitation               2,200
--------------------------------------------------------------------------------
  Total assets                                                   22,630,630
--------------------------------------------------------------------------------

  LIABILITIES AND NET ASSETS
  Due to Wayne Hummer Management Company                              7,854
--------------------------------------------------------------------------------
  Accounts payable                                                   19,835
--------------------------------------------------------------------------------
  Total liabilities                                                  27,689
--------------------------------------------------------------------------------
  Net assets applicable to 2,837,316 Shares outstanding,
  no par value, equivalent to $7.97 per Share                   $22,602,941
================================================================================

  ANALYSIS OF NET ASSETS
  Paid in capital                                               $28,539,063
--------------------------------------------------------------------------------
  Net unrealized depreciation of investments                     (3,880,362)
--------------------------------------------------------------------------------
  Undistributed net realized loss on
  sales of investments                                           (2,084,526)
--------------------------------------------------------------------------------
  Undistributed net investment income                                28,766
--------------------------------------------------------------------------------
  Net assets applicable to Shares outstanding                   $22,602,941
================================================================================

  THE PRICING OF SHARES
  Net asset value and redemption price per Share
  ($22,602,941 / 2,837,316 Shares outstanding)                        $7.97
================================================================================
  Maximum offering price per Share (net asset value,
  plus 2.02% of net asset value or 2% of offering price)              $8.13
================================================================================



See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

  YEAR ENDED                                                 MARCH, 31 2001
--------------------------------------------------------------------------------

  INVESTMENT INCOME:
  Dividends                                                        $242,934
--------------------------------------------------------------------------------
  Interest                                                           16,725
--------------------------------------------------------------------------------
  Total investment income                                           259,659
--------------------------------------------------------------------------------

  EXPENSES:
  Management fee                                                    106,483
--------------------------------------------------------------------------------
  Professional fees                                                  27,707
--------------------------------------------------------------------------------
  Transfer agent fees                                                23,900
--------------------------------------------------------------------------------
  Registration costs                                                 20,707
--------------------------------------------------------------------------------
  Printing costs                                                     12,875
--------------------------------------------------------------------------------
  Custodian fees                                                     10,300
--------------------------------------------------------------------------------
  Portfolio accounting fees                                          10,062
--------------------------------------------------------------------------------
  Trustee fees                                                        6,361
--------------------------------------------------------------------------------
  Other                                                               2,062
--------------------------------------------------------------------------------
  Total expenses                                                    220,457
--------------------------------------------------------------------------------
  Less reimbursement of expenses in excess of
  expense limitation                                                (19,500)
--------------------------------------------------------------------------------
  Net expenses                                                      200,957
--------------------------------------------------------------------------------
  Net investment income                                              58,702
--------------------------------------------------------------------------------

  Net realized loss on sales of investments                      (1,927,550)
--------------------------------------------------------------------------------
  Change in net unrealized appreciation                          (7,490,069)
--------------------------------------------------------------------------------
  Net loss on investments                                        (9,417,619)
--------------------------------------------------------------------------------

  Net decrease in net assets resulting from operations          ($9,358,917)
================================================================================



See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE PERIOD
                                                YEAR ENDED    AUGUST 2, 1999 -
                                             MARCH 31, 2001     MARCH 31, 2000

  OPERATIONS:
  Net investment income                             $58,702            $39,724
--------------------------------------------------------------------------------
  Net realized loss on sale of investments       (1,927,550)          (156,976)
--------------------------------------------------------------------------------
  Change in net unrealized
     appreciation (depreciation)                 (7,490,069)         3,609,707
--------------------------------------------------------------------------------
  Net increase (decrease) in net assets
     resulting from operations                   (9,358,917)         3,492,455
--------------------------------------------------------------------------------

  DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                             (39,138)           (30,522)
--------------------------------------------------------------------------------
  Net realized gain on investments                    - 0 -              - 0 -
--------------------------------------------------------------------------------
  Total dividends to shareholders                   (39,138)           (30,522)
--------------------------------------------------------------------------------

  CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares sold                       7,283,426         24,852,139
--------------------------------------------------------------------------------
  Shares issued upon reinvestment of dividends       38,506             30,266
--------------------------------------------------------------------------------
                                                  7,321,932         24,882,405
--------------------------------------------------------------------------------
  Less payments for Shares redeemed               2,303,519          1,361,755
--------------------------------------------------------------------------------
  Increase from Capital Share transactions        5,018,413         23,520,650
--------------------------------------------------------------------------------

  Total increase (decrease) in net assets        (4,379,642)        26,982,583
--------------------------------------------------------------------------------

  NET ASSETS:
  Beginning of period                            26,982,583              - 0 -
--------------------------------------------------------------------------------
  End of period (including undistributed
  net investment income of $28,766 and $9,202
  at March 31, 2001 and 2000, respectively)     $22,602,941        $26,982,583
================================================================================



See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                              FOR THE PERIOD
                                                YEAR ENDED  AUGUST 2, 1999 -
                                            MARCH 31, 2001    MARCH 31, 2000


  NET ASSET VALUE, BEGINNING OF PERIOD              $11.49            $9.80
--------------------------------------------------------------------------------

  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                               0.03             0.02
--------------------------------------------------------------------------------
  Net realized and unrealized gains (losses)
    on investments                                   (3.53)            1.69
--------------------------------------------------------------------------------
  Total from investment operations                   (3.50)            1.71
--------------------------------------------------------------------------------

  LESS DISTRIBUTIONS:
  Dividends from net investment income               (0.02)           (0.02)
--------------------------------------------------------------------------------
  Distributions from net realized gain
    on investments                                   - 0 -            - 0 -
--------------------------------------------------------------------------------
  Total distributions                                (0.02)           (0.02)
--------------------------------------------------------------------------------

  NET ASSET VALUE, END OF PERIOD                     $7.97           $11.49
================================================================================
  TOTAL RETURN  (a)                                 (30.53%)          17.41%
--------------------------------------------------------------------------------

  RATIOS AND SUPPLEMENTARY DATA
  Net assets, end of period ($000's)                22,603           26,983
--------------------------------------------------------------------------------
  Ratio of expenses to average net assets (b)         0.75%            0.75% (c)
--------------------------------------------------------------------------------
  Ratio of net investment income to
    average net assets (b)                            0.22%            0.30% (c)
--------------------------------------------------------------------------------
  Portfolio turnover rate                               57%              28%
--------------------------------------------------------------------------------

  NOTES TO FINANCIAL HIGHLIGHTS:

  a.) Excludes 2% sales charge.
  b.) During the fiscal periods ended March 31, 2001 and March 31, 2000, expenses in excess of the expense limitation were reimbursable from the Investment Adviser. Absent the expense limitation, the ratio of expenses to average net assets would have increased and the ratio of net investment income to average net assets would have decreased by 0.08% and 0.04%, respectively. c.) Ratios have been determined on an annualized basis.



See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
MARCH 31, 2001


                                                     NUMBER OF SHARES     VALUE
--------------------------------------------------------------------------------


COMMON STOCKS (98.0%)

BASIC MATERIALS 2.5%
Alcoa Inc.                                                     6,655   $239,247
Du Pont (E.I. ) de Nemours
  and Company                                                  8,016    326,251
--------------------------------------------------------------------------------
                                                                        565,498

CAPITAL GOODS 8.7%
The Boeing Company                                             3,229    179,888
General Electric Company                                      35,931  1,504,072
Tyco International Ltd.                                        6,331    273,689
--------------------------------------------------------------------------------
                                                                      1,957,649

COMMUNICATION SERVICES 5.9%
BellSouth Corporation                                          6,957    284,680
SBC Communications Inc.                                       12,599    562,293
Verizon Communications Inc.                                   10,043    495,120
--------------------------------------------------------------------------------
                                                                      1,342,093

CONSUMER CYCLICALS 8.4%
Ford Motor Company                                             9,335    262,500
The Home Depot, Inc.                                          11,551    497,848
Wal-Mart Stores, Inc.                                         22,326  1,127,463
--------------------------------------------------------------------------------
                                                                      1,887,811

CONSUMER STAPLES 10.9%
The Coca-Cola Company                                         20,471    924,470
Philip Morris Companies Inc.                                  18,354    870,897
The Procter and Gamble
  Company                                                     10,767    674,014
--------------------------------------------------------------------------------
                                                                      2,469,381

ENERGY 6.8%
Chevron Corporation                                            2,181    191,492
Exxon Mobil Corporation                                       11,706    948,186
Royal Dutch Petroleum
  Company (ADR)*                                               7,211    399,778
--------------------------------------------------------------------------------
                                                                      1,539,456

FINANCIALS 16.8%
American International
  Group, Inc.                                                 17,781  1,431,371
Citigroup Inc.                                                38,183  1,717,471
Wells Fargo & Company                                         13,046    645,386
--------------------------------------------------------------------------------
                                                                      3,794,228

HEALTH CARE 13.5%
Johnson & Johnson                                              7,657    669,758
Merck & Co., Inc.                                             12,707    964,461
Pfizer Inc.                                                   34,744  1,422,767
--------------------------------------------------------------------------------
                                                                      3,056,986


                                                     NUMBER OF SHARES     VALUE
--------------------------------------------------------------------------------


TECHNOLOGY 20.2%
Cisco Systems, Inc. (a)                                       56,604   $895,051
Intel Corporation                                             52,836  1,390,247
Microsoft Corporation (a)                                     41,752  2,283,313
--------------------------------------------------------------------------------
                                                                      4,568,611

TRANSPORTATION 0.7%
Southwest Airlines Co.                                         4,384     77,816
Union Pacific Corporation                                      1,438     80,888
--------------------------------------------------------------------------------
                                                                        158,704

UTILITIES 3.6%
Duke Energy Corporation                                        8,004    342,091
Enron Corp.                                                    8,083    469,622
--------------------------------------------------------------------------------
                                                                        811,713
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(COST: $26,032,492)                                                  22,152,130
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (1.9%)

INVESTMENT IN AFFILIATED INVESTMENT
COMPANY (1.9%)
Wayne Hummer
  Money Market Fund
(Cost: $434,952)                                                        434,952
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (99.9%)
(Cost:  $26,467,444) (b)                                             22,587,082
CASH AND OTHER ASSETS,
  LESS LIABILITIES (0.1%)                                                15,859
--------------------------------------------------------------------------------

NET ASSETS (100.0%)                                                 $22,602,941
================================================================================



NOTES TO PORTFOLIO OF INVESTMENTS:

(a)Non-income producing security.

(b)Based on the cost of investments of $26,467,444 for federal income tax purposes at March 31, 2001, the aggregate gross unrealized appreciation was $670,177, the aggregate gross unrealized depreciation was $4,550,539 and the net unrealized depreciation of investments was $3,880,362.

*     American Depository Receipt

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION:
Wayne Hummer Investment Trust (the "Trust") is an open-end investment company organized as a Massachusetts business trust. The Trust consists of four investment portfolios, Wayne Hummer CorePortfolio Fund, Wayne Hummer Growth Fund, Wayne Hummer Income Fund and Wayne Hummer Money Market Fund, each operating as a separate mutual fund. Presented herein are the financial statements of the Wayne Hummer CorePortfolio Fund (the "Fund"). The Fund commenced investment operations on August 2, 1999 and may issue an unlimited number of full and fractional units of beneficial interest (Shares) without par value. The investment objective of the Fund is to achieve long-term capital growth by investing in a passively-managed portfolio of large-cap stocks.
1. SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION
Investments are stated at value. Each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sale price on that day. If there has been no sale on such day, the last reported sale price prior to that day is utilized if such sale is between the closing bid and asked price of the current day. If the last price on a prior day is not between the current day's closing bid and asked price, then the value of such security is taken to be the mean between the current day's closing bid and asked price. Any unlisted security for which last sale information is not regularly reported is valued at the highest closing bid price determined on the basis of reasonable inquiry. Fixed income securities are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Debt securities having a remaining maturity of 60 days or less are valued on an amortized cost basis. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees.
SECURITY TRANSACTIONS AND INVESTMENT INCOME
Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount. USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States may require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.
2. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS
Net asset value per Share is determined on each day the New York Stock Exchange (the "Exchange") is open as of the close of trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.
Ordinary income dividends are normally declared and paid in April, July, October and December. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a shareholder requests payment in cash. Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. On April 25, 2001, an ordinary income dividend of $0.01 per Share was declared, payable April 26, 2001 to shareholders of record on April 24, 2001.
3.  FEDERAL INCOME TAXES
It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to dis-tribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required.
The accumulated net realized loss on sales of investments for federal income tax purposes at March 31, 2001, amounting to $2,084,526, is available to offset future capital gains. If not applied, $156,976 of the loss carry forward expires in 2008 and $1,927,550 expires in 2009.
4. TRANSACTIONS WITH AFFILIATES
The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"). For advisory and management services and facilities furnished, the Fund pays fees of .40 of 1% of average daily net assets. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceeds 0.75% of the average daily net assets of the Fund. The Adviser is entitled to reimbursement from the Fund of any fees waived during the first five years of operations pursuant to an Expense Limitation Agreement if such reimbursements do not cause the Fund to exceed expense limitations. During the year ended March 31, 2001, the Fund incurred management fees of $106,483, respectively and the Investment Adviser was obligated to reimburse the Fund for excess expenses of $19,500.
The Fund pays the Investment Adviser a portfolio accounting services fee based on the level of average daily net assets plus out-of-pocket expenses. The Investment Adviser agreed to waive its portfolio accounting fees attributed to the Fund until July 31, 2000.
The shareholders of the Investment Advis-er are the Voting Members of Wayne Hummer Investments L.L.C. ("WHI"). WHI serves as Shareholder Service Agent without compensation from the Fund. WHI also serves as Distributor and received commissions of $133,887 from the sale of Fund Shares during the year ended March 31, 2001, all of which were paid to brokers affiliated with the Distributor. Pursuant to an Exemptive Order granted by the Securities and Exchange Commis sion, the Fund may invest in the Wayne Hummer Money Market Fund ("Money Fund"), an open-end investment company managed by the Investment Adviser. The Money Fund is offered as a cash management option to the Fund and other accounts managed by the Investment Adviser. The Investment Adviser is obligated to waive any advisory fees earned from the Money Fund on such investments. Distributions received from the Money Fund are reflected as dividend income in the statement of operations. Amounts relating to those investments were as follows:

  YEAR ENDED            MARCH 31, 2001
---------------------------------------

  Purchases                 $545,286
---------------------------------------
  Sales Proceeds            $110,334
---------------------------------------
  Dividend Income             $1,284
---------------------------------------
  Value                     $434,952
---------------------------------------
  % of Net Assets               1.9%
---------------------------------------

Certain trustees of the Fund are also
officers or directors of the Investment Adviser or Voting Members of WHI. During the year ended March 31, 2001, the Fund made no direct payments to its officers or such affiliated trustees and incurred trustee fees for its disinterested trustees of $6,361.
5. INVESTMENT TRANSACTIONS
Investment transactions (excluding short-term investments) are as follows:

  YEAR ENDED            MARCH 31, 2001
---------------------------------------

  Purchases              $19,960,435
---------------------------------------
  Proceeds from sales    $14,889,315
---------------------------------------

6. FUND SHARE TRANSACTIONS
Proceeds and payments on Fund Shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares:

  YEAR ENDED            MARCH 31, 2001
---------------------------------------

  Shares sold                719,697
---------------------------------------
  Shares issued upon
  reinvestment of dividends    3,762
---------------------------------------
                             723,459
---------------------------------------
  Shares redeemed           (234,139)
---------------------------------------
  Net increase in
  Shares outstanding         489,320
=======================================


7. FEDERAL TAX STATUS OF 2000 DIVIDENDS
The income dividends are taxable as ordinary income. The dividends paid to you, whether received in cash or reinvested in Shares, must be included on your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with the U.S. Treasury Department regulations. An amount equal to 100% of ordinary income dividends paid during 2000 qualifies for the dividends-received deduction available to corporations as provided by the Internal Revenue Code.

REPORT OF INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES
WAYNE HUMMER COREPORTFOLIO FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wayne Hummer CorePortfolio Fund as of March 31, 2001, and the related statement of operations for the year then ended and statement of changes in net assets and financial highlights for the fiscal year then ended and for the period August 2, 1999 (commencement of operations) to March 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wayne Hummer CorePortfolio Fund as of March 31, 2001, the results of its operations for the fiscal year then ended, changes in its net assets and financial highlights for the fiscal year then ended and for the period August 2, 1999 (commencement of operations) to March 31, 2000, in conformity with accounting principles generally accepted in the United States.



/s/ Ernst & Young LLP



Chicago, Illinois
April 27, 2001

BOARD OF TRUSTEES

Steven R. Becker
Chairman



Charles V. Doherty
Joel D. Gingiss



Patrick B. Long
David P. Poitras



James J. Riebandt
Eustace K. Shaw



START INVESTING TODAY...


For further information on any of the funds or fund services or to discuss which Fund may be appropriate for your investment needs, please contact your Wayne Hummer Investment Executive.


CHICAGO     Toll-free: 800-621-4477   Local: 312-431-1700
            300 South Wacker Drive   Chicago, Illinois 60606-6607

APPLETON    Toll-free: 800-678-0833   Local: 920-734-1474
            200 East Washington Street   Appleton, Wisconsin 54911-5468

INTERNET    www.whummer.com



This brochure must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.



logo: Wayne Hummer Investments


300 South Wacker Drive
Chicago, Illinois 60606-6607

First Class
U.S. Postage
PAID
South Suburban, IL
Permit #3600

                                 Wayne Hummer(R)
                                   Growth Fund

                            photo: THOMAS J. ROWLAND

ANNUAL FINANCIAL STATEMENTS
March 31, 2001


DEAR FELLOW SHAREHOLDER:
This annual report of the Wayne Hummer Growth Fund (the "Fund") covers its seventeenth complete fiscal year, which ended March 31, 2001. The report contains a chart which compares a hypothetical $10,000 investment in the Fund for the past ten years with a like amount invested in "the market", as well as management's discussion and analysis of the Fund's performance during the fiscal year. As proxies for "the market" we again present both the Standard & Poor's Composite Stock Price Index (the S&P 500) and the Russell Mid-Cap Index.

For the fiscal year ended March 31, 2001, the value of a fund share decreased to $35.96 from $46.83 on March 31, 2000, or 23.2%. If distributions to shareholders of income and capital gains were reinvested, the Fund's total return was -15.2%. During this same period the total return of the S&P 500 was -21.7% and the Russell Midcap Index, -12.0%, as the mid-cap sector of the market performed better than the stocks of large market capitalization companies over this period.

The first quarter of the new millennium (which began THIS year for us purists, not last) saw investors solidly in the grips of a tightening "bear hug". The decline in business conditions discussed in our last report has devolved into a more rapid deceleration in economic growth. Whether or not the current downturn becomes officially logged as an economic recession, we are certainly in a corporate profits recession, most acutely in technology and telecommunications. This has a severe impact on investor sentiment and on investors' perception of the visibility of the market's earnings stream.

The economic slowdown we have been experiencing since the middle of last year has been a business-led slowdown. The manufacturing sector, including technology, has borne the brunt of slowing orders for capital equipment, excess capacity and the accumulation of excess inventories, which have led to inventory liquidation, production cutbacks and announced job layoffs.

The technology-led capital-spending boom of the 1990s was largely responsible for the low-inflation, productivity-engendered, real economic gains we have enjoyed these many years thus far in this cycle. A slowdown at some point was inevitable. Though relatively small, the technology ("tech") sector has accounted for a disproportionate share of economic growth (and wealth creation) in recent years. While non-tech manufacturing suffered lingering effects of the Asian economic crisis of 1998, technology recovered quickly. As a result, many companies in this sector enjoyed commanding valuations reflecting the short-term momentum of their businesses, which led to the very narrow leadership we have often written of that characterized the market for several years.

Chinks in the armor became apparent in March of 2000 when the technology-dominated NASDAQ Composite Index hit its peak. Since one year ago, it has experienced a record decline of nearly 60%. Although the S&P 500 also produced a negative return (21.7%) over this timeframe, if its tech component were to be excluded, its return would have been a barely negative 0.2%. The Russell MidCap Index negative return for the trailing 12 months of 12.0%, represents a more muted decline, owing principally to its more modest representation in the tech arena. Thus, the embrace of the current bear market has thus far largely enveloped the tech sector.

Our Fund continues to embody characteristics of both growth and value investment styles. The growth characteristics are predominantly represented in the Fund's holdings of technology stocks. Like the market, the Fund has felt the negative impact wrought on the tech sector, and particularly on the large capitalization companies of that sector. The Fund's negative return over the past year is primarily attributable to its technology holdings, a key driver in its strong results the preceding year. In fact, excluding the impact of this sector, the Fund would have enjoyed a modestly positive return for the past year.

Notwithstanding that the penalty absorbed by the Fund was concentrated in its large-cap tech companies referenced above, we will not eliminate any investment based solely on its progression to large capitalization status. However, as has been the case for the past several years, we continue to place emphasis on identifying and acquiring promising new investments that would generally be characterized as mid-capitalization stocks. The commitment to mid-cap stocks is reflected in the Fund's median market capitalization of $3.4 billion as compared to the current $7.6 billion median market capitalization of the S&P 500. This is little changed from the Fund's $3.3 billion median of a year ago.

Looking ahead, we anticipate better markets. The Federal Reserve Board has cut interest rates four times already this year in response to weakening conditions. The underlying fundamentals of the U.S. economy include record budget surpluses, low inflation, declining interest rates, historically high employment rates and a healthy financial sector. All of these should allow for appropriate monetary and fiscal stimulus to reinvigorate the economy.

Recent bond market trends, with a steepening of the yield curve, point to a possible bottoming of the economy. An accommodative Fed should ultimately bolster consumer confidence, but the expected fiscal stimulus of a significant tax cut and an easing of the recent energy price shock would likely prove to be more beneficial in the current environment.

We believe that the stock market is in a period of adjusting its focus from momentum investing to a more traditional (and we believe surer) style based on fundamentals. The market, as usual, will begin to discount better fundamentals well before they are fully apparent. We believe the Fund is well positioned in both respects.

As always, we are pleased to be a part of your long-term investment planning.

Sincerely,



/s/ Thomas J. Rowland



Thomas J. Rowland, CFA
President
Wayne Hummer Investment Trust



April 30, 2001

PERFORMANCE COMPARISON

WAYNE HUMMER GROWTH FUND VS. S&P 500 INDEX AND RUSSELL MID-CAP INDEX

Growth of $10,000 Investment for a 10 year period ended March 31, 2001.


                                  Russell
                Growth Fund       Mid-Cap        S&P500
Mar 91                10000         10000         10000
                       9967         10057          9956
                      10354         10802         10493
                      11200         11751         11372
Mar 92                11284         11934         11088
                      11203         11908         11286
                      11877         12372         11653
                      12360         13671         12244
Mar 93                12406         14414         12772
                      12246         14641         12825
                      12299         15425         13153
                      12803         15626         13548
Mar 94                12321         15164         13031
                      12173         14836         13076
                      12727         15680         13719
                      12686         15299         13716
Mar 95                13928         16891         15051
                      14286         18305         16472
                      14820         19927         17783
                      15834         20570         18852
Mar 96                16178         21808         19863
                      16473         22422         20743
                      16773         23124         21382
                      17715         24478         23170
Mar 97                18057         24277         23791
                      20683         27570         27937
                      22573         31230         30033
                      23063         31578         30899
Mar 98                25383         34991         35209
                      25392         34461         36371
                      22273         29353         32752
                      27111         34764         39725
Mar 99                27000         34599         41703
                      30261         38360         44644
                      28496         35065         41858
                      37458         41106         48082
Mar 00                38158         45251         49183
                      36069         43211         47877
                      36419         46152         47413
                      36061         44496         43700
Mar 01                32346         39829         38522


  ANNUALIZED RETURNS FOR THE
  FOLLOWING PERIODS:                   1 YEAR       5 YEAR       10 YEAR
--------------------------------------------------------------------------------

  WAYNE HUMMER
  GROWTH FUND
  (assuming 2% sales charge)           (16.93%)     14.40%       12.46%
--------------------------------------------------------------------------------
  WAYNE HUMMER
  GROWTH  FUND
  (at net asset value)                 (15.23%)     14.86%       12.68%
--------------------------------------------------------------------------------
  RUSSELL MID-CAP INDEX                (11.99%)     12.80%       14.82%
--------------------------------------------------------------------------------
  S&P 500 INDEX                        (21.67%)     14.18%       14.41%
--------------------------------------------------------------------------------




The graph compares an initial investment of $10,000 invested in the Wayne Hummer Growth Fund, adjusted for the maximum sales charge of 2%, with the S&P 500 and Russell Mid-Cap Indices. The S&P 500 and Russell Mid-Cap are unmanaged and all returns include reinvestment of dividends and capital gain distributions. Past performance does not guarantee future results. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS
Top 10 Stock Holdings as of 03/31/01: (% of net assets)
 1.Cardinal Health, Inc. (Distributors - Food and Health)............ 6.4%
 2.Northern Trust Corporation (Banking).............................. 5.8
 3.QUALCOMM Incorporated (Communications Equipment).................. 5.6
 4.Applied Materials, Inc. (Semiconductor Equipment)................. 4.6
 5.Interpublic Group of Companies, Inc. (Services - Advertising
      and Marketing)................................................. 4.2
 6.CVS Corporation (Retail - Drug Stores)............................ 3.8
 7.Illinois Tool Works Inc. (Manufacturing - Diversified)............ 3.7
 8.Avery Dennison Corporation (Manufacturing - Office Supplies
      and Forms)..................................................... 3.3
 9.Patterson Dental Company (Distributors - Dental Supplies
      and Equipment)................................................. 3.0
10.Sun Microsystems, Inc. (Computers - Hardware)..................... 2.8

Portfolio holdings are subject to change and may not represent future portfolio composition.




PORTFOLIO CHANGES 4/1/00 - 3/31/01

                                                         Share     Holdings
ADDITIONS                                              Change   on 3/31/01
Avery Dennison Corporation............................  25,000       95,000
Borders Group, Inc....................................  30,000      120,000
Concord EFS, Inc......................................  60,000       60,000
The Cooper Companies, Inc.............................  63,000       63,000
Cintas Corporation....................................   7,500       60,000
DeVry, Inc............................................  25,000       50,000
Fiserv, Inc...........................................  50,000       50,000
IDEX Corporation......................................  50,000       50,000
Molex Incorporated Class A............................  70,000       70,000
Photronics, Inc.......................................  60,000      120,000
Western Wireless Corporation Class A..................  10,000       60,000

                                                         Share     Holdings
REDUCTIONS                                             Change   on 3/31/01
Abbott Laboratories...................................  50,000          -0-
ADC Telecommunications, Inc...........................  20,000      360,000
Consolidated Papers, Inc.............................. 110,000          -0-
Manor Care, Inc.......................................  40,000          -0-
Ohio Casualty Corporation.............................  10,000       70,000
Office Depot, Inc..................................... 150,000          -0-
Smucker (The J.M.) Company, Class B...................  80,000          -0-
Sun Microsystems, Inc.................................  44,000      280,000
Sybron Dental Specialties, Inc........................  25,000          -0-
Wesley Jessen VisionCare, Inc......................... 110,000          -0-

FUND OVERVIEW

Established December 30, 1983, the investment objective of the Wayne Hummer Growth Fund (the "Fund") is to achieve long-term capital growth. An emphasis has been placed on identifying promising investments that would generally be characterized as mid-capitalization stocks.

The Fund's prospectus contains detailed information about permissible investments.


SERVICES AVAILABLE TO SHAREHOLDERS

  SYSTEMATIC INVESTING
-------------------------------------------------------------------------------
Simplify your savings strategy by automating your investments. The following plans allow you to purchase additional shares of the Fund for as little as $100 per month.

SYSTEMATIC INVESTMENT PLAN
You can set up a monthly withdrawal from your checking or savings account and automatically purchase shares of the Fund.

PAYROLL DIRECT DEPOSIT PLAN
You may authorize your employer to deduct money from your payroll check and send it directly to the Fund.

SOCIAL SECURITY AND OTHER GOVERNMENT CHECKS
By giving instructions to the U.S. government, they can send your payments directly to your Fund account.

Of course, even with automatic investing, the Fund cannot assure a profit or protect you against a loss in a declining market. Also, you may have to recognize a capital gain or loss when you redeem shares.

  IRA OR RETIREMENT PLANS
--------------------------------------------------------------------------------
Shares of the Fund are a suitable addition to your IRA or pension plan. Contact your Investment Executive for complete details on the expanded options available for retirement planning, including the Roth IRA.

  INTERNET ADDRESS: WWW.WHUMMER.COM
--------------------------------------------------------------------------------
Those who enjoy using the computer to access information can view their account activity online. You can also find the prospectus and current prices for the Fund, along with daily market commentary and research information from Wayne Hummer Investments L.L.C.



CONTACT THE FUND OR YOUR INVESTMENT EXECUTIVE FOR MORE INFORMATION ON EACH OF THESE SERVICES.

STATEMENT OF ASSETS AND LIABILITIES

  YEAR ENDED                                                 MARCH 31, 2001
--------------------------------------------------------------------------------

  ASSETS
  Investments, at value:
    Unaffiliated issuers (Cost: $77,103,684)                  $148,830,201
    Affiliated issuers (Cost: $3,439,326)                        3,439,326
--------------------------------------------------------------------------------
  Receivable for Fund Shares sold                                   20,243
--------------------------------------------------------------------------------
  Dividends receivable                                             137,865
--------------------------------------------------------------------------------
  Prepaid expenses                                                   3,984
--------------------------------------------------------------------------------
  Insurance deposit                                                  3,846
--------------------------------------------------------------------------------
  Total assets                                                 152,435,465
--------------------------------------------------------------------------------

  LIABILITIES AND NET ASSETS
  Payable for Fund Shares redeemed                                  48,853
--------------------------------------------------------------------------------
  Due to Wayne Hummer Management Company                            99,060
--------------------------------------------------------------------------------
  Accounts payable                                                  70,545
--------------------------------------------------------------------------------
  Total liabilities                                                218,458
--------------------------------------------------------------------------------
  Net assets applicable to 4,232,971 Shares outstanding,
  no par value, equivalent to $35.96 per Share                $152,217,007
================================================================================

  ANALYSIS OF NET ASSETS
  Paid in capital                                              $80,137,591
--------------------------------------------------------------------------------
  Net unrealized appreciation of investments                    71,726,517
--------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investments          170,127
--------------------------------------------------------------------------------
  Undistributed net investment income                              182,772
--------------------------------------------------------------------------------
  Net assets applicable to Shares outstanding                 $152,217,007
================================================================================

  THE PRICING OF SHARES
  Net asset value and redemption price
  per Share ($152,217,007 / 4,232,971 Shares outstanding)           $35.96
================================================================================
  Maximum offering price per Share (net asset value,
  plus 2.02% of net asset value or 2% of offering price)*           $36.69
================================================================================

 * Sales charge of 2% was effective August 1, 1999 for new accounts.



See accompanying notes to the financial statements.

STATEMENT OF OPERATIONS

  YEAR ENDED                                                 MARCH 31, 2001
--------------------------------------------------------------------------------

  INVESTMENT INCOME:
  Dividends                                                     $1,483,955
--------------------------------------------------------------------------------
  Interest                                                         326,787
--------------------------------------------------------------------------------
  Total investment income                                        1,810,742
--------------------------------------------------------------------------------

  EXPENSES:
  Management fee                                                 1,278,368
--------------------------------------------------------------------------------
  Professional fees                                                 84,637
--------------------------------------------------------------------------------
  Transfer agent fees                                               50,156
--------------------------------------------------------------------------------
  Trustee fees                                                      36,725
--------------------------------------------------------------------------------
  Printing costs                                                    31,059
--------------------------------------------------------------------------------
  Custodian fees                                                    29,181
--------------------------------------------------------------------------------
  Registration costs                                                23,869
--------------------------------------------------------------------------------
  Portfolio accounting fees                                         23,774
--------------------------------------------------------------------------------
  Other                                                             26,267
--------------------------------------------------------------------------------
  Total expenses                                                 1,584,036
--------------------------------------------------------------------------------
  Net investment income                                            226,706
--------------------------------------------------------------------------------

  Net realized gain on sales of investments                      8,815,948
--------------------------------------------------------------------------------
  Change in net unrealized appreciation                        (36,635,627)
--------------------------------------------------------------------------------
  Net loss on investments                                      (27,819,679)
--------------------------------------------------------------------------------

  Net decrease in net assets resulting from operations        ($27,592,973)
================================================================================






See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

  YEAR ENDED MARCH 31,                              2001             2000
--------------------------------------------------------------------------------

  OPERATIONS:
  Net investment income                         $226,706          $228,557
--------------------------------------------------------------------------------
  Net realized gain on sale of investments     8,815,948        17,348,361
--------------------------------------------------------------------------------
  Change in net unrealized appreciation      (36,635,627)       37,667,702
--------------------------------------------------------------------------------
  Net increase (decrease) in net assets
    resulting  from operations               (27,592,973)       55,244,620
--------------------------------------------------------------------------------

  DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                          (80,278)         (279,121)
--------------------------------------------------------------------------------
  Net realized gain on investments           (16,666,904)      (15,091,239)
--------------------------------------------------------------------------------
  Total dividends to shareholders            (16,747,182)      (15,370,360)
--------------------------------------------------------------------------------

  CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares sold                    7,105,700         9,071,553
--------------------------------------------------------------------------------
  Shares issued upon reinvestment
     of dividends                             16,082,952        14,720,172
--------------------------------------------------------------------------------
                                             23,188,652         23,791,725
--------------------------------------------------------------------------------
  Less payments for Shares redeemed          12,296,423         17,494,746
-------------------------------------------------------------------------------
  Increase from Capital Share transactions   10,892,229          6,296,979
--------------------------------------------------------------------------------

  Total increase (decrease) in net assets   (33,447,926)        46,171,239
--------------------------------------------------------------------------------

  NET ASSETS:
  Beginning of year                         185,664,933        139,493,694
--------------------------------------------------------------------------------
  End of year (including undistributed
  net investment income of $182,772 and
  $36,344 at March 31, 2001
  and 2000, respectively)                  $152,217,007       $185,664,933
================================================================================






See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)







  YEAR ENDED MARCH 31,                  2001    2000     1999    1998    1997
--------------------------------------------------------------------------------

  NET ASSET VALUE,
     BEGINNING OF YEAR                $46.83   $36.66   $36.10  $28.03   $26.37
--------------------------------------------------------------------------------

  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.05     0.06     0.14    0.19     0.26
--------------------------------------------------------------------------------
  Net realized and unrealized gains
    (losses) on investments            (6.73)   14.17     2.09   10.57     2.69
--------------------------------------------------------------------------------
  Total from investment operations     (6.68)   14.23     2.23   10.76     2.95
--------------------------------------------------------------------------------

  LESS DISTRIBUTIONS:
  Dividends from net
    investment income                  (0.02)   (0.07)   (0.16)  (0.20)   (0.29)
--------------------------------------------------------------------------------
  Distributions from net realized
    gain on investments                (4.17)   (3.99)   (1.51)  (2.49)   (1.00)
--------------------------------------------------------------------------------
  Total distributions                  (4.19)   (4.06)   (1.67)  (2.69)   (1.29)
--------------------------------------------------------------------------------

  NET ASSET VALUE, END OF YEAR        $35.96   $46.83   $36.66  $36.10   $28.03
================================================================================
  TOTAL RETURN (a)                   (15.23%)  41.33%    6.37%  40.57%   11.61%
--------------------------------------------------------------------------------

  RATIOS AND SUPPLEMENTARY DATA
  Net assets, end of year ($000's)   152,217  185,665  139,494 140,743  104,214
--------------------------------------------------------------------------------
  Ratio of expenses to average
    net assets                         0.91%    0.95%    0.94%   0.96%    0.99%
--------------------------------------------------------------------------------
  Ratio of net investment income to
    average net assets                 0.13%    0.15%    0.41%   0.58%    0.97%
--------------------------------------------------------------------------------
  Portfolio turnover rate                 9%      10%      12%      7%       9%
--------------------------------------------------------------------------------


  NOTE TO FINANCIAL HIGHLIGHTS:

  a.) Excludes sales charge of 2% which was effective August 1, 1999 for new accounts.







See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
MARCH 31, 2001


                                                    NUMBER OF SHARES    VALUE
--------------------------------------------------------------------------------


COMMON STOCKS (97.77%)

BASIC MATERIALS (2.39%)
RPM, Inc.                                                   125,000  $1,275,000
Sonoco Products Company                                     110,000   2,365,000
--------------------------------------------------------------------------------
                                                                      3,640,000

CAPITAL GOODS (18.11%)
Avery Dennison Corporation                                   95,000   4,941,900
Bacou USA, Inc.  (a)                                         65,000   1,651,650
Emerson Electric Co.                                         50,000   3,098,000
Fastenal Company                                             70,000   3,815,000
IDEX Corporation                                             50,000   1,449,000
Illinois Tool Works Inc.                                    100,000   5,684,000
Molex Incorporated Class A                                   70,000   1,946,875
Pall Corporation                                            120,000   2,630,400
Regal-Beloit Corporation                                    100,000   1,660,000
Thomas & Betts Corporation                                   40,000     694,400
--------------------------------------------------------------------------------
                                                                     27,571,225

COMMUNICATION SERVICES (1.60%)
Western Wireless Corporation
  Class A (a)                                                60,000   2,437,500
--------------------------------------------------------------------------------

CONSUMER CYCLICALS (14.41%)
Autoliv, Inc.                                                40,920     639,989
H&R Block, Inc.                                              60,000   3,003,600
Borders Group, Inc. (a)                                     120,000   2,019,600
Cintas Corporation                                           60,000   2,365,200
DeVry, Inc. (a)                                              50,000   1,502,500
The Gap, Inc.                                                75,000   1,779,000
Interpublic Group of
  Companies, Inc.                                           185,000   6,354,750
LA-Z-Boy Incorporated                                       110,000   1,958,000
Royal Caribbean
  Cruises Ltd.                                              100,000   2,305,000
--------------------------------------------------------------------------------
                                                                     21,927,639

CONSUMER STAPLES (8.33%)
CVS Corporation                                             100,000   5,849,000
McCormick & Company,
  Incorporated                                              100,000   4,199,000
PepsiCo, Inc.                                                60,000   2,637,000
--------------------------------------------------------------------------------
                                                                     12,685,000


                                                    NUMBER OF SHARES    VALUE
--------------------------------------------------------------------------------


ENERGY (1.76%)
Burlington Resources, Inc.                                  60,000  $ 2,685,000
--------------------------------------------------------------------------------

FINANCIALS (12.80%)
AON Corporation                                             67,500    2,396,250
Cincinnati Financial
  Corporation                                               90,000    3,414,375
Northern Trust Corporation                                 140,000    8,750,000
Ohio Casualty Corporation                                   70,000      658,437
Old Republic International
  Corporation                                              150,000    4,260,000
--------------------------------------------------------------------------------
                                                                     19,479,062

HEALTH CARE AND
PHARMACEUTICALS (17.12%)
Apogent Technologies Inc. (a)                                75,000   1,518,000
C. R. Bard, Inc.                                             60,000   2,724,000
Cardinal Health, Inc.                                       100,000   9,675,000
The Cooper Companies, Inc.                                   63,000   2,983,050
Health Management
  Associates, Inc. (a)                                      120,000   1,866,000
Patterson Dental Company (a)                                150,000   4,612,500
STERIS Corporation  (a)                                      60,000     846,000
Watson Pharmaceuticals, Inc. (a)                             35,000   1,841,000
--------------------------------------------------------------------------------
                                                                     26,065,550

TECHNOLOGY (21.25%)
ADC Telecommunications,
  Inc. (a)                                                  360,000   3,060,000
Applied Materials, Inc. (a)                                 160,000   6,960,000
Concord EFS, Inc. (a)                                        60,000   2,426,250
Fiserv, Inc. (a)                                             50,000   2,246,875
Kronos Incorporated (a)                                      60,000   1,886,250
Photronics, Inc. (a)                                        120,000   2,962,500
QUALCOMM Incorporated (a)                                   150,000   8,493,750
Sun Microsystems, Inc. (a)                                  280,000   4,303,600
--------------------------------------------------------------------------------
                                                                     32,339,225
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost:  $77,103,684)                                                148,830,201
--------------------------------------------------------------------------------

                                                                        VALUE
--------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS (2.26%)
INVESTMENT IN AFFILIATED INVESTMENT
COMPANY  (2.26%)
Wayne Hummer Money Market Fund                                       $3,439,326
(Cost: $3,439,326)
--------------------------------------------------------------------------------



                                                                       VALUE
--------------------------------------------------------------------------------


TOTAL INVESTMENTS (100.03%)
(Cost: $80,543,010) (b)                                            $152,269,527

LIABILITIES, LESS CASH AND
OTHER ASSETS (-0.03%)                                                   (52,520)
--------------------------------------------------------------------------------

NET ASSETS (100.00%)                                               $152,217,007
================================================================================



NOTES TO PORTFOLIO OF INVESTMENTS:

(a) Non-income producing security.
(b) Based on the cost of investments of $80,543,010 for federal income tax purposes at March 31, 2001, the aggregate gross unrealized appreciation was $76,615,412, the aggregate gross unrealized depreciation was $4,888,895 and the net unrealized appreciation of investments was $71,726,517.


NOTES TO FINANCIAL STATEMENTS

ORGANIZATION:
Wayne Hummer Investment Trust (the "Trust"), is an open-end investment company organized as a Massachusetts business trust. The Trust consists of four investment portfolios, Wayne Hummer CorePortfolio Fund, Wayne Hummer Growth Fund, Wayne Hummer Income Fund and Wayne Hummer Money Market Fund, each operating as a separate mutual fund. Presented herein are the financial statements of the Wayne Hummer Growth Fund (the "Fund"). The Fund commenced investment operations on December 30, 1983, and may issue an unlimited number of full and fractional units of beneficial interest (Shares) without par value. The investment objective of the Fund is to achieve long-term capital growth.
1. SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION
Investments are stated at value. Each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sale price on that day. If there has been no sale on such day, the last reported sale price prior to that day is utilized if such sale is between the closing bid and asked price of the current day. If the last price on a prior day is not between the current day's closing bid and asked price, then the value of such security is taken to be the mean between the current day's closing bid and asked price. Any unlisted security for which last sale information is not regularly reported is valued at the highest closing bid price determined on the basis of reasonable inquiry. Fixed income securities are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Debt securities having a remaining maturity of 60 days or less are valued on an amortized cost basis. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees.
SECURITY TRANSACTIONS AND INVESTMENT INCOME
Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount. USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States may require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.
2. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS
Prior to August 1, 1999, the Fund Shares were sold and redeemed on a continuous basis at net asset value. Commencing August 1, 1999, Fund Shares are sold subject to a 2% sales charge for new accounts opened after that date. Net asset value per Share is determined on each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.
Ordinary income dividends are normally declared and paid in April, July, October, and December. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a shareholder requests payment in cash. Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. On April 25, 2001, an ordinary income dividend of $0.03 per Share, a short-term capital gain dividend of $0.02 per Share and a long-term capital gain dividend of $0.03 per Share were declared, payable April 26, 2001, to shareholders of record on April 24, 2001.
3. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required.
4. TRANSACTIONS WITH AFFILIATES
The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"). For advisory and management services and facilities furnished, the Fund pays fees of .80 of 1% on the first $100 million of average daily net assets, .65 of 1% of the next $150 million of average daily net assets and .50 of 1% of the average daily net assets in excess of $250 million. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceeds 1.50% of the average daily net assets of the Fund. During the year ended March 31, 2001, the Fund incurred management fees of $1,278,368.
The Fund pays the Investment Adviser a portfolio accounting services fee based on the level of average daily net assets plus out-of-pocket expenses.
The shareholders of the Investment Adviser are the Voting Members of Wayne Hummer Investments L.L.C. ("WHI"). WHI serves as Shareholder Service Agent without compensation from the Fund. WHI also serves as Distributor and received commissions of $66,571 from the sale of Fund Shares during the year ended March 31, 2001, all of which were paid to brokers affiliated with the Distributor. Pursuant to an Exemptive Order granted by the Securities and Exchange Commission, the Fund may invest in the Wayne Hummer Money Market Fund ("Money Fund"), an open-end investment company managed by the Investment Adviser. The Money Fund is offered as a cash management option to the Fund and other accounts managed by the Investment Adviser. The Investment Adviser is obligated to waive any advisory fees earned from the Money Fund on such investments. Distributions received from the Money Fund are reflected as dividend income in the statement of operations. Amounts relating to these investments were as follows:

  YEAR ENDED          MARCH 31, 2001
-------------------------------------

  Purchases               $3,800,791
-------------------------------------
  Sales Proceeds            $361,465
-------------------------------------
  Dividend Income             $5,577
-------------------------------------
  Value                   $3,439,326
-------------------------------------
  % of Net Assets              2.26%
-------------------------------------

Certain trustees of the Fund are also officers or directors of the Investment Adviser or Voting Members of WHI. During the year ended March 31, 2001, the Fund made no direct payments to its officers or such affiliated trustees and incurred trustee fees for its disinterested trustees of $36,725.

5. INVESTMENT TRANSACTIONS
Investment transactions (excluding short-term investments) are as follows:

  YEAR ENDED          MARCH 31, 2001
-------------------------------------

  Purchases               $14,885,831
-------------------------------------
  Proceeds from sales     $20,321,714
-------------------------------------

6. FUND SHARE TRANSACTIONS
Proceeds and payments on Fund Shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares:
  YEAR ENDED          MARCH 31, 2001
-------------------------------------

  Shares sold                170,283
-------------------------------------
  Shares issued upon
  reinvestment of dividends  389,351
-------------------------------------
                             559,634
-------------------------------------
  Shares redeemed           (291,690)
-------------------------------------
  Net increase in
  Shares outstanding         267,944
=====================================

7. FEDERAL TAX STATUS OF 2000 DIVIDENDS


The income dividends and short-term capital gain distributions are taxable as ordinary income. The dividends paid to you, whether received in cash or reinvested in Shares, must be included on your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. An amount equal to 100% of ordinary income dividends paid during 2000 qualifies for the dividends-received deduction available to corporations as provided by the Internal Revenue Code.

REPORT OF INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES
WAYNE HUMMER GROWTH FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wayne Hummer Growth Fund as of March 31, 2001, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and financial highlights for each of the fiscal years since 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31,2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wayne Hummer Growth Fund as of March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the periods then ended, and financial highlights for each of the fiscal years since 1997, in conformity with accounting principles generally accepted in the United States.



/s/ Ernst & Young LLP



Chicago, Illinois
April 27, 2001

BOARD OF TRUSTEES



Steven R. Becker
Chairman



Charles V. Doherty
Joel D. Gingiss



Patrick B. Long
David P. Poitras



James J. Riebandt
Eustace K. Shaw



START INVESTING TODAY...


For further information on any of the funds or fund services or to discuss which Fund may be appropriate for your investment needs, please contact your Wayne Hummer Investment Executive.



CHICAGO     Toll-free: 800-621-4477   Local: 312-431-1700
            300 South Wacker Drive   Chicago, Illinois 60606-6607

APPLETON    Toll-free: 800-678-0833   Local: 920-734-1474
            200 East Washington Street   Appleton, Wisconsin 54911-5468

INTERNET    www.whummer.com

This brochure must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.





logo:Wayne Hummer (R)
     Investments


300 South Wacker Drive
Chicago, Illinois 60606-6607

First Class
U.S. Postage
PAID
South Suburban, IL
Permit #3600

                                 WAYNE HUMMER(R)
                                   INCOME FUND

Annual Financial Statements
March 31, 2001








Dear Fellow Shareholder:

This report details the operation of the Wayne Hummer Income Fund for the fiscal year ended March 31, 2001.



OVERVIEW

For the 6-month and 1-year periods ended March 31, 2001, the Wayne Hummer Income Fund produced total returns(1) of 6.11% and 10.02%, respectively. The Merrill Lynch U.S. Corporate and Government 1-10-Year Index--the index to which we compare the Fund's performance--posted returns of 7.25% and 12.14% over the same periods.



The Fund declared income dividends totaling $0.86 per share over the past 12 months, equivalent to a distribution rate per share of 5.62%(2). The Fund's yield for the 30-day period ended March 31, was 5.29%. The Fund's net asset value per share was $15.21 at March 31, 2001, up from $14.65 the previous year. PLEASE REFER TO THE FOLLOWING PAGES FOR DETAILED STATEMENTS OF THE FUND'S PERFORMANCE, PORTFOLIO OF INVESTMENTS AND FINANCIAL CONDITION.



Photo of: David P. Poitras

YEAR IN REVIEW

Falling interest rates--especially short and intermediate-term interest rates--pushed note and bond prices higher over the past 12 months. THE VALUE OF ALL FIXED INCOME INVESTMENTS IS INVERSELY TIED TO CHANGES IN INTEREST RATES. AS INTEREST RATES FALL, BOND PRICES RISE AND VICE VERSE.



The reasons for the rally in the bond markets were threefold. First, the economy slowed markedly over recent months. Bond prices rallied, anticipating an easing of short-term interest rates by the Federal Reserve Board. Second, beginning early last year, the Treasury department embarked on an aggressive campaign to repurchase a significant amount of outstanding U.S. government debt. The dwindling supply of treasury debt pushed bond prices higher. Third, stock market volatility led many investors to opt for the relative safety of fixed income securities, providing additional buying interest to an already strong bond market.



The U.S. treasury market was the best performing sector of the bond market over the past 12 months. Yields on short-term notes declined by more than 200 basis points. Intermediate and longer-term rates also declined as 10-year and 30-year treasury rates fell roughly 100 and 40 basis points, respectively. U.S. agency and mortgage-backed securities also performed well. The corporate bond market, however, struggled. Growing evidence of slowing economic growth and the attendant decline in corporate earnings--and credit quality--caused many investors to shun corporate issues.



PORTFOLIO PERFORMANCE AND FOCUS

Falling interest rates and rising bond prices produced a positive impact on the value of the Fund's portfolio of notes and bonds. The relative performance, however--that is, the performance compared to the Fund's benchmark index--lagged last year. This can be attributed to the weak showing of the corporate bond market as compared to the U.S. government bond market and the Fund's heavy allocation to corporate issues.



Although the corporate bond market rebounded somewhat during the first quarter of 2001, our forecast does not call for a continued near-term turn-around for corporate notes and bonds. In fact, our concern over the slowing economy has prompted a reallocation of the Fund's asset mix. During the past 12 months, we reduced the Fund's allocation of corporate issues in favor of U.S. treasury and agency notes and bonds. The Fund's corporate weighting now stands at 46% of the portfolio, down from almost 60% last year. U.S. treasury and agency issues now account for 29% of the portfolio, versus 19% last year.

Currently, the effective duration of the Fund is approximately 4.2 years, which is long enough to provide a relatively high level of income, but short enough to provide reasonable protection should interest rates rise. Duration is a measure of price sensitivity to interest rate changes. The average credit quality and liquidity of the portfolio remains relatively high. Some 48% of the Fund's assets are allocated to U.S. treasury, agency and agency mortgage-backed securities, all of which are of the highest credit quality.



As always, we appreciate the privilege of serving your investment needs.



Sincerely,

/s/ David P. Poitras


David P. Poitras
Portfolio Manager

April 12, 2001




1    Total returns exclude 1% sales charge.

2 Distribution rate per share is based upon dividends per share declared during the period divided by the net asset value per share at March 31, 2001.

PERFORMANCE COMPARISON




Wayne Hummer Income Fund vs. Merrill Lynch Intermediate Corporate and Government Index of 1 to 9.99 Year Maturities


Growth of $10,000 initial investment from inception (December 1, 1992) through March 31, 2001.

LINE CHART:
                           Values of Mar-01:
                                                    Merrill Lynch
                                                     Corporate and
                           Income Fund               Government
                          $16,674                   $17,392
PLOT POINT VALUES:
Dec-92                     10,000.00                 10,000.00
                            9,935.00                 10,130.00
Mar-93                     10,327.00                 10,531.00
                           10,629.00                 10,751.00
                           10,969.00                 11,004.00
                           10,997.00                 11,022.00
Mar-94                     10,783.00                 10,812.00
                           10,615.00                 10,751.00
                           10,644.00                 10,836.00
                           10,726.00                 10,831.00
Mar-95                     11,231.00                 11,303.00
                           11,749.00                 11,868.00
                           11,996.00                 12,062.00
                           12,393.00                 12,491.00
Mar-96                     12,218.00                 12,389.00
                           12,287.00                 12,462.00
                           12,469.00                 12,681.00
                           12,827.00                 12,993.00
Mar-97                     12,747.00                 12,987.00
                           13,190.00                 13,368.00
                           13,615.00                 13,729.00
                           13,984.00                 14,025.00
Mar-98                     14,181.00                 14,249.00
                           14,452.00                 14,518.00
                           14,995.00                 15,158.00
                           15,015.00                 15,212.00
Mar-99                     14,854.00                 15,184.00
                           14,761.00                 15,124.00
                           14,889.00                 15,267.00
                           14,847.00                 15,283.00
Mar-00                     15,155.00                 15,510.00
                           15,288.00                 15,767.00
                           15,715.00                 16,216.00
                           16,109.00                 16,829.00
Mar-01                     16,674.00                 17,392.00








AVERAGE ANNUAL TOTAL RETURN


================================================================================
  Wayne Hummer Income Fund




  Period Ended            At net           Maximum 1%
  3/31/01                 asset value      Sales Charge

  1 Year                  10.02%             8.92%
--------------------------------------------------------------------------------
  5 Years                  6.42%             6.20%
--------------------------------------------------------------------------------
  12/1/92-3/31/01          6.46%             6.33%
--------------------------------------------------------------------------------



================================================================================
  Merrill Lynch Intermediate Corporate and Government Index of 1 to 9.99 Years




  Period Ended
  3/31/01


  1 Year                  12.14%
--------------------------------------------------------------------------------
  5 Years                  7.02%
--------------------------------------------------------------------------------
  12/1/92-3/31/01          6.87%
--------------------------------------------------------------------------------




Note: This graph compares an initial $10,000 investment in Wayne Hummer Income Fund on December 1, 1992, adjusted for the maximum sales charge of 1%, with the Merrill Lynch Corporate and Government Index, which is unmanaged. All returns include reinvested dividends. Past performance does not guarantee future results. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS




The investment philosophy of the Fund is to invest primarily in intermediate-term fixed-income securities.


================================================================================
  Top 10 Bond Holdings as of 3/31/01:


 1. U.S. Treasury Note, 6.13%, 08/15/07
 2. Federal National Mortgage Association, 7.13%, 02/15/05
 3. United Air Lines, Inc., 9.76%, 05/27/06
 4. Federal Home Loan Mortgage Corporation, 7.10%, 04/10/07
 5. U.S. Treasury Note, 7.50%, 11/15/16
 6. NYNEX Corporation, 9.55%, 05/01/10
 7. Canadian Pacific Limited, 8.85%, 06/01/22
 8. Government National Mortgage Association, 8.00%, 07/20/27
 9. Federal Home Loan Mortgage Corporation, 8.00%, 04/15/22
10. Federal National Mortgage Association, 7.00%, 01/01/27

The top ten holdings represent 45% of net assets.






================================================================================
  Portfolio Composition as of 3/31/01: (% of net assets)




PIE CHART:
 46%  Corporate Bonds
 29%  U.S. Government and Agency Bonds
 19%  Mortgage-Backed Securities
  1%  Preferred Stock
  5%  Cash & Other



Portfolio holdings are subject to change and may not represent future portfolio composition.

FUND OVERVIEW




Established in 1992, the investment objective of the Wayne Hummer Income Fund (the "Fund") is to achieve as high a level of current income as is consistent with prudent investment management. The Fund invests primarily in intermediate-term corporate and U.S. government & agency securities.


The Fund's prospectus contains detailed information about permissible investments.





SERVICES AVAILABLE TO SHAREHOLDERS



================================================================================
  Systematic Investing
Simplify your savings strategy by automating your investments. The following plans allow you to purchase additional shares of the Fund for as little as $100 per month.


Systematic Investment Plan

You can set up a monthly withdrawal from your checking or savings account and automatically purchase shares of the Fund.


Payroll Direct Deposit Plan

You may authorize your employer to deduct money from your payroll check and send it directly to the Fund.


Social Security and other Government Checks

By giving instructions to the U.S. government, they can send your payments directly to your Fund account.


Of course, even with automatic investing, the Fund cannot assure a profit or protect you against a loss in a declining market. Also, you may have to recognize a capital gain or loss when you redeem shares.

================================================================================
  IRA or Retirement Plans
Shares of the Fund are a suitable addition to your IRA or pension plan. Contact your Investment Executive for complete details on the expanded options available for retirement planning, including the Roth IRA.


================================================================================
  Internet Address: www.whummer.com
Those who enjoy using the computer to access information can view their account activity online. You can also find the prospectus and current prices for the Fund, along with daily market commentary and research information from Wayne Hummer Investments L.L.C.



Contact the Fund or your Investment Executive for more information on each of these services.

STATEMENT OF ASSETS AND LIABILITIES



================================================================================
  Year Ended                                                 March 31, 2001



  Assets

  Investments, at value
    Unaffiliated issuers (Cost: $16,697,500)                   $16,783,377
    Affiliated issuers (Cost: $3,430)                                3,430
--------------------------------------------------------------------------------

  Interest receivable                                              281,609
--------------------------------------------------------------------------------

  Receivable for investment sold                                 1,087,481
--------------------------------------------------------------------------------

  Receivable for Fund Shares sold                                    7,372
--------------------------------------------------------------------------------

  Prepaid expenses                                                  12,698
--------------------------------------------------------------------------------

  Total assets                                                  18,175,967
--------------------------------------------------------------------------------



  Liabilities and Net Assets

  Payable for investments purchased                                771,356
--------------------------------------------------------------------------------

  Dividends payable                                                  9,834
--------------------------------------------------------------------------------

  Due to Wayne Hummer Management Company                             7,520
--------------------------------------------------------------------------------

  Accounts payable                                                  16,580
--------------------------------------------------------------------------------

  Total liabilities                                                805,290
--------------------------------------------------------------------------------

  Net assets applicable to 1,141,693 Shares
  outstanding, no par value, equivalent to $15.21 per Share    $17,370,677
================================================================================



  Analysis of Net Assets

  Paid in capital                                              $18,150,438
--------------------------------------------------------------------------------

  Net unrealized appreciation of investments                        85,877
--------------------------------------------------------------------------------

  Accumulated net realized loss on
  sales of investments                                            (865,638)
--------------------------------------------------------------------------------

  Net assets applicable to Shares outstanding                  $17,370,677
================================================================================



  The Pricing of Shares

  Net asset value and redemption price
  per Share ($17,370,677 / 1,141,693 Shares outstanding)            $15.21
================================================================================

  Maximum offering price per Share (net asset value,
  plus 1.01% of net asset value or 1% of offering price)*           $15.36
================================================================================


  *    Sales charge of 1% was effective August 1, 1999 for new accounts.










                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS



================================================================================
  Year ended                                                 March 31, 2001



  Investment Income:

    Interest                                                    $1,205,346
--------------------------------------------------------------------------------



  Expenses:

  Management fee                                                    86,778
--------------------------------------------------------------------------------

  Transfer agent fees                                               23,836
--------------------------------------------------------------------------------

  Professional fees                                                 20,673
--------------------------------------------------------------------------------

  Portfolio accounting fees                                         16,976
--------------------------------------------------------------------------------

  Printing costs                                                    13,020
--------------------------------------------------------------------------------

  Registration costs                                                12,609
--------------------------------------------------------------------------------

  Custodian fees                                                     7,840
--------------------------------------------------------------------------------

  Trustee fees                                                       4,115
--------------------------------------------------------------------------------

  Other                                                              1,880
--------------------------------------------------------------------------------

  Total expenses                                                   187,727
--------------------------------------------------------------------------------

  Net investment income                                          1,017,619
--------------------------------------------------------------------------------


  Net realized loss on sales of investments                        (57,470)
--------------------------------------------------------------------------------

  Change in net unrealized appreciation                            695,105
--------------------------------------------------------------------------------

  Net realized and unrealized gain on investments                  637,635
--------------------------------------------------------------------------------


  Net increase in net assets resulting from operations          $1,655,254
================================================================================



                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS



=================================================================================================
  Year Ended March 31,                                              2001               2000



  Operations:

  Net investment income                                         $1,017,619          $1,107,904
-------------------------------------------------------------------------------------------------

  Net realized loss on sales of investments                        (57,470)            (47,407)
-------------------------------------------------------------------------------------------------

  Change in net unrealized appreciation (depreciation)             695,105            (708,313)
-------------------------------------------------------------------------------------------------

  Net increase in net assets resulting from operations           1,655,254             352,184
-------------------------------------------------------------------------------------------------



  Dividends to shareholders from:

  Net investment income                                         (1,011,715)         (1,086,195)
-------------------------------------------------------------------------------------------------



  Capital Share transactions:

  Proceeds from Shares sold                                      1,064,341           1,522,907
-------------------------------------------------------------------------------------------------

  Shares issued upon reinvestment of dividends                     770,733             836,426
-------------------------------------------------------------------------------------------------

                                                                 1,835,074           2,359,333
-------------------------------------------------------------------------------------------------

  Less payments for Shares redeemed                              3,140,851           3,919,788
-------------------------------------------------------------------------------------------------

  Decrease from Capital Share transactions                      (1,305,777)         (1,560,455)
-------------------------------------------------------------------------------------------------


  Total decrease in net assets                                    (662,238)         (2,294,466)
-------------------------------------------------------------------------------------------------



  Net assets:

  Beginning of year                                             18,032,915          20,327,381
-------------------------------------------------------------------------------------------------

  End of year                                                  $17,370,677         $18,032,915
=================================================================================================



                 See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
(For a Share outstanding throughout each year)



======================================================================================
  Year ended March 31,                    2001     2000     1999     1998     1997


  Net asset value, beginning of year     $14.65   $15.21   $15.38   $14.66   $14.95
--------------------------------------------------------------------------------------


  Income from investment operations:

  Net investment income                    0.86     0.90     0.89     0.94     0.92
--------------------------------------------------------------------------------------

  Net realized and unrealized gain (loss)
    on investments                         0.56    (0.56)   (0.17)    0.72    (0.29)
--------------------------------------------------------------------------------------

  Total from investment operations         1.42     0.34     0.72     1.66     0.63
--------------------------------------------------------------------------------------



  Less distributions:

  Dividends from net investment income    (0.86)   (0.90)   (0.89)   (0.94)   (0.92)
--------------------------------------------------------------------------------------


  Net asset value, end of year           $15.21   $14.65   $15.21   $15.38   $14.66
======================================================================================

  Total Return (a)                       10.02%    2.03%    4.74%   11.25%    4.32%
--------------------------------------------------------------------------------------



  Ratios and Supplementary Data

  Net assets, end of year (000's)       $17,371  $18,033  $20,327  $21,304  $21,998
--------------------------------------------------------------------------------------

  Ratio of expenses to average
    net assets                            1.08%    1.02%    1.01%    1.01%    1.01%
--------------------------------------------------------------------------------------

  Ratio of net investment income to
    average net assets                    5.85%    5.78%    5.78%    6.00%    6.25%
--------------------------------------------------------------------------------------

  Portfolio turnover rate                   37%      11%      37%      28%      39%
--------------------------------------------------------------------------------------



  Note to Financial Highlights:


  a.) Excludes sales charge of 1% which was effective August 1, 1999 for new accounts.




                 See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
MARCH 31, 2001


                            Principal Amount         Value
==========================================================


CORPORATE OBLIGATIONS (46.38%)
Auto & Machinery   (2.50%)
Johnson Controls, Inc.,
7.70%, 3/1/15                       $410,000      $434,120
----------------------------------------------------------


Banks & Finance   (5.97%)
Ameritech Capital Funding Corporation,
5.95%, 1/15/38                       250,000       252,690
Ford Motor Credit Company,
6.13%, 1/09/06                       300,000       298,605
Wells Fargo & Company,
7.65%, 3/15/05                       360,000       382,370
St. Paul Bancorp, Inc.,
7.13%, 2/15/04                       100,000       102,315
----------------------------------------------------------
                                                 1,035,980

Insurance (1.50%)
Continental Corp.,
7.25%, 3/1/03                        260,000       261,126
----------------------------------------------------------


Oil and Gas  (4.14%)
Northwest Natural Gas
Company, 6.80%, 5/21/07              200,000       209,462
Devon Energy Corporation,
10.25%, 11/1/05                      436,000       510,416
----------------------------------------------------------
                                                   719,878

Paper & Related Products   (7.09%)
Champion International
Corporation, 6.40%, 2/15/26          500,000       496,455
Georgia Pacific Corporation,
9.50%, 5/15/22                       500,000       483,510
Mead Corporation,
6.84%, 3/1/37                        250,000       250,855
----------------------------------------------------------
                                                 1,230,820

Publishing (2.79%)
The Washington Post Company,
5.50%, 2/15/09                       500,000       484,540
----------------------------------------------------------


Telecommunications   (4.75%)
Mountain States Telephone &
Telegraph Co., 5.50%, 6/1/05         269,000       262,028
NYNEX Corporation,
9.55%, 5/1/10                        507,788       563,366
----------------------------------------------------------
                                                   825,394

Transportation (7.87%)
Canadian Pacific Limited,
8.85%, 6/1/22                        500,000       535,750
United Air Lines, Inc.,
9.76%, 5/27/06                       777,095       832,098
----------------------------------------------------------
                                                 1,367,848


                            Principal Amount         Value
==========================================================


Other   (9.77%)
Browning-Ferris Industries,
Inc., 6.38%, 1/15/08                $500,000      $453,135
Crown, Cork & Seal
Company, Inc., 8.38%, 1/15/05        200,000       116,000
Eastman Kodak Company,
9.75%, 10/1/04                       428,000       471,361
Inco Ltd., Convertible
Debenture, 7.75%, 3/15/16            500,000       480,625
Union Carbide Corp.,
6.79%, 6/1/25                        170,000       175,110
----------------------------------------------------------
                                                 1,696,231
----------------------------------------------------------

Total Corporate Obligations
(Cost: $8,148,688)                               8,055,937
----------------------------------------------------------

MUNICIPALITY - TAXABLE (1.48%)
Virginia State Housing Development
Authority, 7.95%, 5/1/13
(Cost: $254,685)                     250,000       256,982
----------------------------------------------------------

MORTGAGE-BACKED SECURITIES (18.76%)
Collateralized Mortgage Obligations  (6.72%)
Federal Home Loan Mortgage Corporation
7.50%, 11/15/08                      500,000       517,960
8.50%, 5/1/17                        122,092       127,936
8.00%, 4/15/22                       500,000       522,070
----------------------------------------------------------
                                                 1,167,966

Federal National Mortgage Association  (5.18%)
10.50%, 1/1/16                        34,452        37,679
10.50%, 6/1/19                        89,269        96,961
9.00%, 12/1/19                        41,689        44,453
8.50%, 6/25/21                        86,677        91,319
8.00%, 12/1/22                       102,548       106,995
7.00%, 1/1/27                        513,593       521,790
----------------------------------------------------------
                                                   899,197

Government National Mortgage Association  (6.86%)
6.50%, 12/15/23                      298,011       299,522
9.00%, 2/20/27                        74,216        77,669
8.00%, 7/20/27                       516,483       532,313
7.00%, 7/15/29                       277,559       281,994
----------------------------------------------------------
                                                 1,191,498
----------------------------------------------------------

Total Mortgage-Backed Securities
(Cost: $3,237,601)                               3,258,661
----------------------------------------------------------

                            Principal Amount         Value
==========================================================


U.S. GOVERNMENT AND AGENCY ISSUES
(29.14%)
Federal National Mortgage Association,
7.13%, 2/15/05                    $1,050,000    $1,121,778
U.S. Treasury Note,
6.50%, 8/15/05                       400,000       429,856
Federal Home Loan Mortgage
Corp., 7.10%, 4/10/07                750,000       814,845
U.S. Treasury Note,
6.13%, 8/15/07                     1,600,000     1,713,120
Federal National Mortgage
Association, 6.63%, 11/15/10         300,000       318,879
U.S. Treasury Note,
7.50%, 11/15/16                      550,000       663,619
----------------------------------------------------------

Total U.S. Government and Agency Issues
(Cost:  $4,932,076)                              5,062,097
----------------------------------------------------------
                                      Shares         Value
==========================================================

PREFERRED STOCK (0.86%)
Harris Preferred Capital
Corporation, 7.38%                     4,000        99,400
Virginia Power Capital
Trust I, 8.05%                         2,000        50,300
----------------------------------------------------------

Total Preferred Stock
(Cost: $124,450)                                   149,700
----------------------------------------------------------



                                                     Value
==========================================================


SHORT-TERM INVESTMENTS (0.02%)
Investment in Affiliated Investment
Company  (0.02%)
Wayne Hummer Money Market Fund
(Cost: $3,430)                                      $3,430
----------------------------------------------------------

Total Investments (96.64%)
(Cost: $16,700,930) (a)                         16,786,807

Cash and Other Assets,
Less Liabilities (3.36%)                           583,870
----------------------------------------------------------

Net Assets (100.00%)                           $17,370,677
==========================================================

Note to Portfolio of Investments:
(a) Based on the cost of investments of $16,700,930 for federal income tax purposes at March 31, 2001, the aggregate gross unrealized appreciation was $320,037, the aggregate gross unrealized depreciation was $234,160 and the net unrealized appreciation of investments was $85,877.

See accompanying notes to the financial statements.



NOTES TO FINANCIAL STATEMENTS




Organization:
Wayne Hummer Investment Trust (the "Trust") is an open-end management company organized as a Massachusetts business trust. The Trust consists of four investment portfolios, Wayne Hummer CorePortfolio Fund, Wayne Hummer Growth Fund, Wayne Hummer Income Fund and Wayne Hummer Money Market Fund, each operating as a separate mutual fund. Presented herein are the financial statements of the Wayne Hummer Income Fund (the "Fund"). The Fund commenced investment operations on December 1, 1992, and may issue an unlimited number of full and fractional units of beneficial interest (Shares) without par value. The investment objective of the Fund is to achieve as high a level of current income as is consistent with prudent capital management.



1. Significant Accounting Policies
Security Valuation
Fixed income securities are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Other securities for which no market quotations are available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having a remaining maturity of less than 60 days are valued at cost (or, if purchased more than 60 days prior to maturity, the market value on the 61st day prior to maturity) adjusted for amortization of premiums and accretion of discounts.

Security Transactions and Investment Income
Security transactions are accounted for on the trade date. Interest income is determined on an accrual basis, adjusted for amortization of premiums and accretion of discounts. Realized gains and losses from security transactions are reported on an identified cost basis.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States may require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.

2. Fund Share Valuation and Dividends to Shareholders
Prior to August 1, 1999, the Fund Shares were sold on a continuous basis at net asset value. Effective August 1, 1999, the Fund Shares are sold subject to a 1% sales charge for new accounts opened after this date. Net asset value per Share is determined on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.

Dividends from net investment income are declared daily and distributed monthly. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a shareholder requests payment in cash.

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States. These differences primarily relate to differing treatments for mortgage-backed securities.

3. Federal Income Taxes
It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required.

The accumulated net realized loss on sales of investments for federal income tax purposes at March 31, 2001, amounting to $865,638, is available to offset future capital gains. If not applied, $594,108 of the loss carry forward expires in 2003, $51,741 expires in 2004, $129,493 expires in 2005, $38,730 expires in 2008 and $51,566 expires in 2009.

4. Transactions with Affiliates
The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"). For advisory and management services and facilities furnished, the Fund pays fees of .50 of 1% of the first $100 million of average daily net assets, .40 of 1% of the next $150 million and .30 of 1% of the average daily net assets in excess of $250 million. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fundordinary operating expenses, including the fee of the Investment Adviser, exceed 1.50% of the average daily net assets of the Fund. During the year ended March 31, 2001, the Fund incurred management fees of $86,778.

The Fund pays the Investment Adviser a portfolio accounting services fee based on the level of average daily net assets plus out-of-pocket expenses.

The shareholders of the Investment Advis-er are the Voting Members of Wayne Hummer Investments L.L.C. ("WHI"). WHI serves as Shareholder Service Agent without compensation from the Fund. WHI also serves as Distributor and received commissions of $3,483 from the sale of Fund Shares during the year ended March 31, 2001, all of which were paid to brokers affiliated with the Distributor.

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission, the Fund may invest in Wayne Hummer Money Market Fund ("Money

Fund"), an open-end investment company managed by the Investment Adviser. The Money Fund is offered as a cash management option to the Fund and other accounts managed by the Investment Adviser. The Investment Adviser is obligated to waive any advisory fees earned from the Money Fund on such investments. Distributions received from the Money Fund are reflected as interest income in the statement of operations. Amounts relating to these investments were as follows:
======================================
  Year ended          March 31, 2001

  Purchases               $1,024,566
--------------------------------------
  Sales Proceeds          $1,021,136
--------------------------------------
  Interest Income             $1,248
--------------------------------------
  Value                       $3,430
--------------------------------------
  % of Net Assets              0.02%
--------------------------------------


Certain trustees of the Fund are also officers or directors of the Investment Adviser or Voting Members of WHI. During the year ended March 31, 2001, the Fund made no direct payments to its officers or such affiliated trustees and incurred trustee fees for its disinterested trustees of $4,115.



5. Investment Transactions
Investment transactions (excluding short-term investments) are as follows:
======================================
  Year ended           March 31, 2001

  Purchases                $6,373,893
--------------------------------------
  Proceeds from sales      $7,935,286
--------------------------------------




6. Fund Share Transactions
Proceeds and payments on Fund Shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares:
======================================
  Year ended          March 31, 2001


  Shares sold                 71,584
--------------------------------------

  Shares issued upon
  reinvestment of dividends   52,262
--------------------------------------

                             123,846
--------------------------------------

  Shares redeemed           (212,684)
--------------------------------------

  Net decrease in
  Shares outstanding         (88,838)
======================================

7. Federal Tax Status of 2000 Dividends
The income dividend is taxable as ordinary income. The dividends paid to you, whether received in cash or reinvested in Shares, must be included on your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with the U.S. Treasury Department regulations.

REPORT OF INDEPENDENT AUDITORS




Shareholders and Board of Trustees
Wayne Hummer Income Fund


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wayne Hummer Income Fund as of March 31, 2001, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and financial highlights for each of the fiscal years since 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31,2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wayne Hummer Income Fund as of March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the periods then ended, and financial highlights for each of the fiscal years since 1997, in conformity with accounting principles generally accepted in the United States.



                                                           /s/ Ernst & Young LLP



Chicago, Illinois
April 27, 2001

BOARD OF TRUSTEES

Steven R. Becker   Charles V. Doherty   Patrick B. Long    James J. Riebandt
Chairman           Joel D. Gingiss      David P. Poitras   Eustace K. Shaw




Start Investing Today...

For further information on any of the funds or fund services or to discuss which Fund may be appropriate for your investment needs, please contact your Wayne Hummer Investment Executive.







Chicago         Toll-free: 800-621-4477   Local: 312-431-1700
                300 South Wacker Drive   Chicago, Illinois 60606-6607




Appleton        Toll-free: 800-678-0833   Local: 920-734-1474
                200 East Washington Street   Appleton, Wisconsin 54911-5468




Internet        www.whummer.com


This brochure must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.





WH LOGO:                                                First Class
Wayne Hummer(R)                                         U.S. Postage
Investments                                             PAID
                                                        South Suburban, IL
                                                        Permit #3600

300 South Wacker Drive
Chicago, Illinois 60606-6607

                                 Wayne Hummer(R)
                                Money Market Fund

                           photo of: DAVID P. POITRAS


ANNUAL FINANCIAL STATEMENTS
March 31, 2001

DEAR FELLOW SHAREHOLDER:
This annual report details the operation of the Wayne Hummer Money Fund (the "Fund") for the period ended March 31, 2001.

The U.S. economy has slowed markedly in recent months. The Federal Reserve Board ("Fed") showed its concern by staging three interest rate cuts during the first quarter of 2001--the Fed often lowers interest rates as a means of stimulating the economy. Money market interest rates fell as a result.

The seven-day average yield on the Fund's portfolio for the period ended March 31, 2001, was 4.67%; if dividends were reinvested the effective yield was 4.76%. Net assets of the Fund at the end of the period totaled $422,499,667.

We continue to follow a conservative approach to portfolio management, investing exclusively in those short-term, fixed-income securities that present the Fund with minimal credit risk. In other words, all investments are of the highest credit quality.

We allocate a large percentage of the Fund's portfolio to commercial paper - about 62% as of March 31, 2001. Commercial paper offers superior yields and high-credit quality, thus the heavy portfolio weighting. We allocate the balance of the portfolio to short-term corporate notes, U. S. government agency securities, certificates of deposit and bankers acceptances.

Generally, we maintain an average portfolio maturity between 30 and 60 days, ensuring a prudent balance of both superior liquidity and high yield. PLEASE REFER TO THE FOLLOWING PAGES FOR DETAILED STATEMENTS OF THE FUND'S PERFORMANCE, PORTFOLIO OF INVESTMENTS AND FINANCIAL CONDITION.

We appreciate your continued support and ask that you call or write us if you have any questions about the Fund or your account.

Sincerely,


/s/ David P. Poitras


David P. Poitras,
Portfolio Manager
Wayne Hummer Money Market Fund

April 25, 2001

An investment in the Wayne Hummer Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Yields are historical, may fluctuate, and do not guarantee future performance.

AUTOMATIC INVESTING

This graph illustrates investing $100, $200, and $500 a month at a hypothetical annual fixed investment return of 5% over a period of 20 years.


graph:



# of Years:               5             10            15           20

(all values in dollars)
$100
per month:             6829          15593         26840       41,274

$200
per month:            13658          31186         53680       82,548

$500
per month:            34145          77964        134200      206,371


Even people with modest income can build significant invested assets over time. Wayne Hummer Money Market Fund provides an easy way for you to start accumulating wealth. The Systematic Investment Plan allows you to invest a set amount every month. You can have as little as $100 transferred from your paycheck, government check or from a bank, savings and loan or credit union account every month. Contact the Fund or your Investment Executive for complete details.


Of course, even with automatic investing, the Fund cannot assure a profit and your actual return may be less than the amount shown in this illustration. Over time, the real value of the Fund's yield may be eroded by inflation.

FUND OVERVIEW

Established in 1982, the primary objective of the Wayne Hummer Money Market Fund (the "Fund") is to maximize current income while preserving capital and maintaining liquidity. The Fund is an excellent vehicle for short-term cash management and for investors who need stability of principal. The Fund seeks to maintain a stable $1.00 net asset value per share at all times, although there is no guarantee that we will be able to do so.

The Fund's prospectus contains detailed information about permissible investments.


SERVICES AVAILABLE TO SHAREHOLDERS

  SYSTEMATIC INVESTING
--------------------------------------------------------------------------------
Simplify your savings strategy by automating your investments. The following plans allow you to purchase additional shares of the Fund for as little as $100 per month.

SYSTEMATIC INVESTMENT PLAN
You can set up a monthly withdrawal from your checking or savings account and automatically purchase shares of the Fund.

PAYROLL DIRECT DEPOSIT PLAN
You may authorize your employer to deduct money from your payroll check and send it directly to the Fund.

SOCIAL SECURITY AND OTHER GOVERNMENT CHECKS
By giving instructions to the U.S. government, they can send your payments directly to your Fund account.

Of course, even with automatic investing, the Fund cannot assure a particular return on your investment and the return with respect to your account will likely fluctuate with changes in market conditions.

  IRA OR RETIREMENT PLANS
--------------------------------------------------------------------------------
Shares of the Fund may be a suitable addition to your IRA or pension plan. Contact your Investment Executive for complete details on the expanded options available for retirement planning, including the Roth IRA.

  CHECKWRITING PRIVILEGES
--------------------------------------------------------------------------------
After completing a request for checkwriting privileges, you may write an unlimited number of checks (minimum of $500 per check) at no charge. Your full investment in the Fund will continue to earn dividends until your check is presented to our bank for collection. A checkwriting authorization card will be sent to you upon request.

  INTERNET ADDRESS: WWW.WHUMMER.COM
--------------------------------------------------------------------------------
Those who enjoy using the computer to access information can view their account activity online. You can also find the prospectus and current rates for the Fund, along with daily market commentary and research information from Wayne Hummer Investments L.L.C.



CONTACT YOUR INVESTMENT EXECUTIVE OR THE FUND FOR MORE INFORMATION ON EACH OF THESE SERVICES.

STATEMENT OF ASSETS AND LIABILITIES

  YEAR ENDED                                                 MARCH 31, 2001
--------------------------------------------------------------------------------

  ASSETS
  Investments, at amortized cost                              $422,004,576
--------------------------------------------------------------------------------
  Cash                                                              99,175
--------------------------------------------------------------------------------
  Interest receivable                                            1,373,743
--------------------------------------------------------------------------------
  Receivable for Fund Shares sold                                4,841,531
--------------------------------------------------------------------------------
  Prepaid expenses                                                  30,092
--------------------------------------------------------------------------------
  Insurance deposit                                                 18,775
--------------------------------------------------------------------------------
  Total assets                                                 428,367,892
--------------------------------------------------------------------------------

  LIABILITIES AND NET ASSETS
  Payable for Fund Shares redeemed                               5,289,713
--------------------------------------------------------------------------------
  Dividends payable                                                310,250
--------------------------------------------------------------------------------
  Due to Wayne Hummer Management Company                           177,832
--------------------------------------------------------------------------------
  Accounts payable                                                  90,430
--------------------------------------------------------------------------------
  Total liabilities                                              5,868,225
--------------------------------------------------------------------------------
  Net assets applicable to Shares outstanding,
  equivalent to $1.00 per Share                               $422,499,667
================================================================================


STATEMENT OF OPERATIONS

  YEAR ENDED                                                MARCH 31, 2001
--------------------------------------------------------------------------------

  INTEREST INCOME                                              $23,570,921
--------------------------------------------------------------------------------
  EXPENSES:
  Management fee                                                 1,854,057
--------------------------------------------------------------------------------
  Transfer agent fees                                              198,500
--------------------------------------------------------------------------------
  Shareholder service agent fees                                   155,900
--------------------------------------------------------------------------------
  Professional fees                                                110,360
--------------------------------------------------------------------------------
  Printing costs                                                   106,540
--------------------------------------------------------------------------------
  Custodian fees                                                    64,500
--------------------------------------------------------------------------------
  Registration costs                                                60,333
--------------------------------------------------------------------------------
  Trustee fees                                                      40,500
--------------------------------------------------------------------------------
  Portfolio accounting fees                                         29,202
--------------------------------------------------------------------------------
  Insurance costs                                                   22,300
--------------------------------------------------------------------------------
  Other                                                             18,000
--------------------------------------------------------------------------------
  Total expenses                                                 2,660,192

  Net increase in net assets resulting
  from operations                                              $20,910,729
================================================================================



See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

  YEAR ENDED MARCH 31,                              2001               2000
--------------------------------------------------------------------------------

  OPERATIONS:
  Net investment income                         $20,910,729        $16,560,446
--------------------------------------------------------------------------------
  Dividends to shareholders from net
    investment income                           (20,910,729)       (16,560,446)
--------------------------------------------------------------------------------
  CAPITAL SHARE TRANSACTIONS (DOLLAR
    AMOUNTS AND NUMBER OF SHARES ARE
    THE SAME):
  Proceeds from Shares sold                   1,077,425,721        921,160,340
--------------------------------------------------------------------------------
  Shares issued upon reinvestment
    of dividends                                 20,103,098         16,214,534
--------------------------------------------------------------------------------
                                              1,097,528,819        937,374,874
--------------------------------------------------------------------------------
  Less payments for Shares redeemed          (1,036,215,781)      (927,161,702)
--------------------------------------------------------------------------------
  Increase due to Capital Share transactions     61,313,038         10,213,172
--------------------------------------------------------------------------------
  NET ASSETS:
  Beginning of year                             361,186,629        350,973,457
--------------------------------------------------------------------------------
  End of year                                  $422,499,667       $361,186,629
================================================================================

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)


  YEAR ENDED MARCH 31,                   2001    2000     1999    1998     1997
--------------------------------------------------------------------------------

  NET ASSET VALUE, BEGINNING OF YEAR     $1.00   $1.00   $1.00   $1.00    $1.00
--------------------------------------------------------------------------------

  INCOME FROM INVESTMENT OPERATIONS
  Net investment income                   0.05    0.05    0.04    0.04     0.04
--------------------------------------------------------------------------------
  Less dividends from net
    investment income                    (0.05)  (0.05)  (0.04)  (0.04)   (0.04)
--------------------------------------------------------------------------------

  NET ASSET VALUE, END OF YEAR           $1.00   $1.00   $1.00   $1.00    $1.00
================================================================================
  TOTAL RETURN                           5.81%   4.85%   4.82%   5.07%    4.80%
--------------------------------------------------------------------------------

  RATIOS AND SUPPLEMENTARY DATA
  Net assets, end of year ($000's)     422,500 361,187 350,973 298,908  238,238
--------------------------------------------------------------------------------
  Ratio of total expenses to average
    net assets                           0.72%   0.72%   0.71%   0.72%    0.74%
--------------------------------------------------------------------------------
  Ratio of net investment income to
    average net assets                   5.64%   4.74%   4.70%   4.96%    4.70%
================================================================================



See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
MARCH 31, 2001


                                                                          VALUE
--------------------------------------------------------------------------------


COMMERCIAL PAPER (62.0%)
BANKING (7.0%)
Banc One Financial Corporation
5.28%, 6/21/01                                                        $4,942,063
Citicorp
5.39%, 4/18/01                                                         9,974,972
Northern Trust Corporation
5.10%, 5/8/01                                                         14,524,972
--------------------------------------------------------------------------------
                                                                      29,442,007

BROKERAGE (4.4%)
Merrill Lynch & Co., Inc.
4.99% - 5.59%, 4/11/01 - 5/3/01                                       18,490,413
--------------------------------------------------------------------------------

BUSINESS FINANCE (12.9%)
Ford Motor Credit Corporation
4.86% - 5.19%, 4/9/01 - 5/4/01                                        13,652,304
General Electric Capital Corp.
4.99% - 5.47%, 4/24/01 - 6/8/01                                       17,467,241
General Motors Acceptance Corp.
5.15% - 5.55%. 4/6/01 - 4/10/01                                       13,348,532
National Rural Utilities
Cooperative Finance Corp.
5.13%, 4/10/01                                                        9,987,375
--------------------------------------------------------------------------------
                                                                      54,455,452

CHEMICALS (1.4%)
DuPont (E.I.) de Nemours & Co.
5.02% -5.38%, 4/10/01 - 5/11/01                                       6,144,356
--------------------------------------------------------------------------------

ELECTRIC AND GAS UTILITIES (9.9%)
Duke Energy Corporation
4.99% - 5.46%, 4/4/01 - 4/11/01                                       12,688,553
Laclede Gas Company
5.09% - 5.32%, 4/27/01 - 5/23/01                                      19,014,285
NICOR Inc.
5.24%, 4/2/01                                                          9,998,564
--------------------------------------------------------------------------------
                                                                      41,701,402

OIL AND GAS (2.8%)
Chevron Transport Corp.
5.43%, 5/25/01                                                        11,904,420
--------------------------------------------------------------------------------





                                                                           VALUE
--------------------------------------------------------------------------------


FINANCIAL SERVICES &INSURANCE (4.5%)
American Express Credit Corporation
4.99%, 4/24/01                                                        $9,968,631
American General Corp.
4.87%, 5/9/01                                                          3,979,818
American General Finance Corp.
5.62%, 4/27/01                                                         4,980,067
--------------------------------------------------------------------------------
                                                                      18,928,516

PUBLISHING AND NEWSPAPERS (2.9%)
Tribune Company
5.13% - 5.29%, 5/23/01 - 5/24/01                                      12,407,159
--------------------------------------------------------------------------------

TELECOMMUNICATIONS (7.0%)
AT&T Corporation
6.55%, 4/27/01                                                         2,488,390
BellSouth Corporation
4.86% - 5.40%, 4/3/01 - 5/30/01                                       17,324,433
SBC Communications, Inc.
5.00%, 5/11/01                                                         9,945,555
--------------------------------------------------------------------------------
                                                                      29,758,378

MISCELLANEOUS (9.2%)
General Dynamics Corp.
5.31% - 5.44%, 4/16/01 - 5/18/01                                      15,446,492
IBM Corporation
5.22%, 4/12/01                                                        14,976,442
Schering Corp.
5.39%, 4/19/01                                                         8,377,740
--------------------------------------------------------------------------------
                                                                      38,800,674
--------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER                                               262,032,777
--------------------------------------------------------------------------------

CORPORATE AND BANK NOTES (7.0%)

BANKING (1.4%)
Wells Fargo & Company
6.51%, 4/15/01                                                        5,959,504
--------------------------------------------------------------------------------

BUSINESS FINANCE (1.2%)
Ford Motor Credit Corporation
4.92%, 9/25/01                                                         1,513,871
General Electric Capital Corp.
6.97%, 5/7/01                                                            599,400
General Motors Acceptance Corp.
5.76%, 4/17/01                                                        2,000,924
National Rural Utilities
Cooperative Finance Corp.
6.67%, 7/16/01                                                        1,000,584
--------------------------------------------------------------------------------
                                                                      5,114,779

                                                                           VALUE
--------------------------------------------------------------------------------


CORPORATE AND BANK NOTES (CONT.)

PERSONAL FINANCE (0.7%)
Associates Corp. of North America
6.70% - 6.93%, 7/15/01                                                $3,049,605
--------------------------------------------------------------------------------

TELECOMMUNICATIONS (1.9%)
SBC Communications, Inc.
5.32% - 7.07%, 6/15/01                                                 7,899,593
--------------------------------------------------------------------------------

MISCELLANEOUS (1.8%)
Kimberly-Clark Corporation
5.33% - 6.64%, 5/1/01                                                  2,705,516
Merrill Lynch & Co., Inc.
6.64%, 10/12/01                                                        1,001,977
Northern Illinois Gas Co.
6.45%, 8/1/01                                                          1,849,864
Tribune Company
5.33%, 10/15/01                                                        1,802,247
--------------------------------------------------------------------------------
                                                                       7,359,604
--------------------------------------------------------------------------------
TOTAL CORPORATE AND
BANK NOTES                                                            29,383,085
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY ISSUES (29.0%)

MORTGAGE-BACKED SECURITIES (0.4%)
Federal Home Loan Mortgage Corporation
6.90% - 7.00%, 5/1/01 - 7/1/01                                         1,648,834
Federal National Mortgage Association
6.88%, 5/1/01                                                            230,370
--------------------------------------------------------------------------------
                                                                       1,879,204


                                                                           VALUE
--------------------------------------------------------------------------------


OTHER (28.6%)
Federal Farm Credit Banks
4.74%, 6/14/01                                                        $9,904,828
Federal Home Loan Banks
4.85% -7.00%, 4/16/01 - 1/18/02                                       33,072,893
Federal Home Loan Mortgage Corp.
5.47%, 4/2/01                                                          7,298,907
Federal National Mortgage Association
4.73% - 6.64%, 4/5/01 - 7/17/01                                       70,466,982
--------------------------------------------------------------------------------
                                                                     120,743,610
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT
AGENCY ISSUES                                                        122,622,814
--------------------------------------------------------------------------------

CERTIFICATE OF DEPOSIT (1.2%)
Citibank, NA
6.62%, 4/19/01                                                         5,000,000
--------------------------------------------------------------------------------

BANKERS ACCEPTANCE (0.7%)
Fifth Third Bank, Cincinnati
6.36%, 6/6/01                                                          2,965,900
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (99.9%)                                            422,004,576

CASH AND OTHER ASSETS,
LESS LIABILITIES (0.1%)                                                  495,091
--------------------------------------------------------------------------------

NET ASSETS (100.0%)                                                 $422,499,667
================================================================================



NOTES TO PORTFOLIO OF INVESTMENTS:
(a) Interest rates represent annualized yield to date of maturity.
(b) For each security, cost (for financial reporting and federal income tax purposes) and carrying value are the same. Likewise, carrying value approximates principal amounts.
(c) The average weighted maturity of the portfolio is 41 days at March 31, 2001.



See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION:
On July 30, 1999, the Wayne Hummer Money Fund Trust ("Predecessor Fund") was reorganized as the Wayne Hummer Money Market Fund, a separate portfolio of Wayne Hummer Investment Trust (the "Trust"), solely to change its form of legal entity. The Trust is an open-end management company organized as a Massachusetts business trust. The Trust consists of four investment portfolios, the Wayne Hummer CorePortfolio Fund, the Wayne Hummer Growth Fund, the Wayne Hummer Income Fund and the Wayne Hummer Money Market Fund, each operating as a separate mutual fund. Presented herein are the financial statements of the Wayne Hummer Money Market Fund (the "Fund"). The predecessor Fund commenced investment operations on April 2, 1982. The Fund may issue an unlimited number of full and fractional units of beneficial interest ("Shares") without par value. The investment objective of the Fund is to maximize current income to the extent consistent with preservation of capital and maintenance of liquidity.
1. SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION
Investments are stated at value. The Fund utilizes the amortized cost method to determine value. In the event that a deviation of 1/2 of 1% or more exists between the Portfolio's $1.00 per Share net asset value and the net asset value as calculated by valuing the Portfolio securities based upon market quotations, if available, or otherwise based upon a matrix system approved by the Board of Trustees, or if there is any other deviation which the Fund believes would result in a material dilution to shareholders or purchasers, the Board of Trustees of the Fund promptly will consider what action should be taken. SECURITY TRANSACTIONS AND INVESTMENT INCOME
Security transactions are accounted for on the trade date. Investment income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments.
USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States may require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.
2. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS
Fund Shares are sold and redeemed on a continuous basis at net asset value. Net asset value per Share is determined on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding. Dividends are declared daily and distributed monthly in the form of additional Shares at net asset value unless the share holder elects to have dividends paid in cash, in which case they are credited monthly to the shareholder's brokerage account with Wayne Hummer Investments L.L.C.
3. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required.
4. TRANSACTIONS WITH AFFILIATES
The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"), and a Distribution Agreement and a Shareholder Service Agreement with Wayne Hummer

Investments ("Distributor and Shareholder Service Agent"). The shareholders of the Investment Adviser are the Voting Members of the Distributor and Shareholder Service Agent. For advisory and management services and facilities furnished, the Fund pays fees on a declining annual basis ranging from .50 of 1% on the first $500 million of average daily net assets to .275 of 1% of average daily net assets in excess of $2.5 billion. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceed 1% of average daily net assets on an annual basis. During the year ended March 31, 2001, the Fund incurred management fees of $1,854,057. Pursuant to an Exemptive Order of the Securities and Exchange Commission, Shares of the Fund may be purchased by the Wayne Hummer CorePortfolio Fund, Growth Fund and Income Fund ("Affiliated Funds"). The Investment Adviser is obligated to waive any advisory fees it earns as a result of investments by Affiliated Funds.
The Fund pays the Investment Adviser a portfolio accounting services fee based on the level of average daily net assets plus out-of-pocket expenses. The Fund reimburses the Shareholder Service Agent for the approximate cost of processing Fund Share transactions and maintaining shareholder accounts.
Certain trustees of the Fund are also officers or directors of the Investment Adviser or Voting Members of the Distributor and Shareholder Service Agent. During the year ended March 31, 2001, the Fund made no direct payments to its officers or such affiliated trustees and incurred trustee fees for its disinterested trustees of $40,500.
5. FEDERAL TAX STATUS OF 2000 DIVIDENDS
The income dividends are taxable as ordinary income. The dividends paid to you, whether received in cash or reinvested in Shares, must be included on your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations.

REPORT OF INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES
WAYNE HUMMER MONEY MARKET FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wayne Hummer Money Market Fund as of March 31, 2001, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and financial highlights for each of the fiscal years since 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wayne Hummer Money Market Fund as of March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the periods then ended, and financial highlights for each of the fiscal years since 1997, in conformity with accounting principles generally accepted in the United States.



/s/ Ernst & Young LLP



Chicago, Illinois
April 27, 2001

BOARD OF TRUSTEES

Steven R. Becker
Chairman
Charles V. Doherty
Joel D. Gingiss
Patrick B. Long
David P. Poitras
James J. Riebandt
Eustace K. Shaw



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For further information on any of the funds or fund services or to discuss which
Fund may be appropriate for your investment needs, please contact your Wayne Hummer Investment Executive.



CHICAGO     Toll-free: 800-621-4477   Local: 312-431-1700
            300 South Wacker Drive   Chicago, Illinois 60606-6607

APPLETON    Toll-free: 800-678-0833   Local: 920-734-1474
            200 East Washington Street   Appleton, Wisconsin 54911-5468

INTERNET    www.whummer.com

This brochure must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.



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